                                                                   EXHIBIT 10.25


                          FOURTH AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

                            DATED DECEMBER 19, 1997

                                     among

               CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP

                                      and

                               BANKBOSTON,  N.A.,

                          THE OTHER BANKS WHICH ARE A
                            PARTY TO THIS AGREEMENT

                                      and

                          OTHER BANKS WHICH MAY BECOME
                           PARTIES TO THIS AGREEMENT

                                      and

                           BANKBOSTON, N.A., AS AGENT

                               TABLE OF CONTENTS

         Section 1.  DEFINITIONS AND RULES OF INTERPRETATION  . . . . . . . . . . . . . . . . . . . . . . . . . . .   -1-
                 Section 1.1.  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -1-
                 Section 1.2.  Rules of Interpretation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -16-

         Section 2.  THE REVOLVING CREDIT FACILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -17-
                 Section 2.1.  Commitment to Lend . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -17-
                 Section 2.2.  Facility Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -17-
                 Section 2.3.  Reduction of Commitment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -17-
                 Section 2.4.  Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -18-
                 Section 2.5.  Interest on Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -18-
                 Section 2.6.  Requests for Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -19-
                 Section 2.7.  Funds for Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -20-
                 Section 2.8.  Intentionally Omitted  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -20-
                 Section 2.9.  Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -20-

         Section 3.  REPAYMENT OF THE LOANS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -21-
                 Section 3.1.  Stated Maturity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -21-
                 Section 3.2.  Mandatory Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -21-
                 Section 3.3.  Optional Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -22-
                 Section 3.4.  Partial Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -22-
                 Section 3.5.  Effect of Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -22-
                 Section 3.6.  Proceeds from Debt or Equity Offering  . . . . . . . . . . . . . . . . . . . . . . .  -22-

         Section 4.  CERTAIN GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -23-
                 Section 4.1.  Conversion Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -23-
                 Section 4.2.  Closing Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -23-
                 Section 4.3.  Agent's Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -24-
                 Section 4.4.  Funds for Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -24-
                 Section 4.5.  Computations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -24-
                 Section 4.6.  Inability to Determine Eurodollar Rate . . . . . . . . . . . . . . . . . . . . . . .  -25-
                 Section 4.7.  Illegality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -25-
                 Section 4.8.  Additional Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -25-
                 Section 4.9.  Additional Costs, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -25-
                 Section 4.10.  Capital Adequacy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -27-
                 Section 4.11.  Indemnity of Borrower . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -27-
                 Section 4.12.  Interest on Overdue Amounts; Late Charge  . . . . . . . . . . . . . . . . . . . . .  -27-
                 Section 4.13.  Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -28-
                 Section 4.14.  Limitation on Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -28-

         Section 5.  COLLATERAL SECURITY AND GUARANTY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -28-
                 Section 5.1.  Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -28-
                 Section 5.2.  Subsidiary Guarantors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -28-

         Section 6.  REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -29-
                 Section 6.1.  Corporate Authority, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -29-
                 Section 6.2.  Governmental Approvals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -30-
                 Section 6.3.  Title to Properties; Leases  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -30-
                 Section 6.4.  Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -30-
                 Section 6.5.  No Material Changes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -31-
                 Section 6.6.  Franchises, Patents, Copyrights, Etc.  . . . . . . . . . . . . . . . . . . . . . . .  -31-
                 Section 6.7.  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -31-
                 Section 6.8.  No Materially Adverse Contracts, Etc.  . . . . . . . . . . . . . . . . . . . . . . .  -31-

                 Section 6.9.  Compliance with Other Instruments, Laws, Etc.  . . . . . . . . . . . . . . . . . . .  -32-
                 Section 6.10.  Tax Status  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -32-
                 Section 6.11.  No Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -32-
                 Section 6.12.  Holding Company and Investment Company Acts . . . . . . . . . . . . . . . . . . . .  -32-
                 Section 6.13.  Absence of UCC Financing Statements, Etc. . . . . . . . . . . . . . . . . . . . . .  -32-
                 Section 6.14.  Certain Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -33-
                 Section 6.15.  Employee Benefit Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -33-
                 Section 6.16.  Regulations U and X . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -33-
                 Section 6.17.  Environmental Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -33-
                 Section 6.18.  Subsidiaries; Investment Partnerships . . . . . . . . . . . . . . . . . . . . . . .  -35-
                 Section 6.19.  Loan Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -35-
                 Section 6.20.  Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -36-
                 Section 6.21.  Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -36-
                 Section 6.22.  Partners and the Guarantor  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -36-
                 Section 6.23.  Solvency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -36-
                 Section 6.24.  Other Debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -37-
                 Section 6.25.  Magellan Transaction. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -37-
                 Section 6.26.  Contribution Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -37-
                 Section 6.27.  Applicability of Representations and Warranties to Investment Partnerships. . . . .  -37-

         Section 7.  AFFIRMATIVE COVENANTS OF THE BORROWER  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -37-
                 Section 7.1.  Punctual Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -37-
                 Section 7.2.  Maintenance of Office  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -38-
                 Section 7.3.  Records and Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -38-
                 Section 7.4.  Financial Statements, Certificates and Information . . . . . . . . . . . . . . . . .  -38-
                 Section 7.5.  Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -40-
                 Section 7.6.  Existence; Maintenance of Properties . . . . . . . . . . . . . . . . . . . . . . . .  -41-
                 Section 7.7.  Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -42-
                 Section 7.8.  Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -42-
                 Section 7.9.  Inspection of Properties and Books . . . . . . . . . . . . . . . . . . . . . . . . .  -42-
                 Section 7.10. Compliance with Laws, Contracts, Licenses, and Permits   . . . . . . . . . . . . . .  -43-
                 Section 7.11. Further Assurances   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -43-
                 Section 7.12. Ownership of Real Estate   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -43-
                 Section 7.13. Investment Advisor   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -43-
                 Section 7.14. Non-Competition Agreements   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -43-
                 Section 7.15. Business Operations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -44-
                 Section 7.16. Intentionally Omitted  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -44-
                 Section 7.17. Limiting Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -44-
                 Section 7.18. More Restrictive Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -44-
                 Section 7.19. Applicability of Covenants to Residential Corporations and
                               Investment Partnerships. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -45-
                 Section 7.20. Distributions of Income to the Borrower  . . . . . . . . . . . . . . . . . . . . . .  -45-

         Section 8.  CERTAIN NEGATIVE COVENANTS OF THE BORROWER . . . . . . . . . . . . . . . . . . . . . . . . . .  -45-
                 Section 8.1.  Restrictions on Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -45-
                 Section 8.2.  Restrictions on Liens, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -47-
                 Section 8.3.  Restrictions on Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -48-
                 Section 8.4.  Merger, Consolidation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -50-
                 Section 8.5.  Sale and Leaseback . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -50-
                 Section 8.6.  Compliance with Environmental Laws . . . . . . . . . . . . . . . . . . . . . . . . .  -50-
                 Section 8.7.  Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -51-
                 Section 8.8.  Asset Sales  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -52-
                 Section 8.9.  Development Activity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -52-
                 Section 8.10.  Investment Opportunities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -53-
                 Section 8.11.  Refinancing of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -53-
                 Section 8.12.  Variable Rate Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -53-

                 Section 8.13.  Restriction on Prepayment of Indebtedness . . . . . . . . . . . . . . . . . . . . .  -53-
                 Section 8.14.  Bankruptcy Remote Subsidiaries. . . . . . . . . . . . . . . . . . . . . . . . . . .  -53-
                 Section 8.15.  Magellan Transaction. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -54-

         Section 9.  FINANCIAL COVENANTS OF THE BORROWER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -54-
                 Section 9.1.  Liabilities to Worth Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -54-
                 Section 9.2.  Debt Service Coverage.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -54-
                 Section 9.3.  Intentionally Omitted  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -54-
                 Section 9.4.  Tangible Net Worth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -54-
                 Section 9.5.  Secured Debt to Assets Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -54-
                 Section 9.6.  Fixed Charge Coverage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -54-
                 Section 9.7.  Fixed Charge and Preferred Distribution Coverage . . . . . . . . . . . . . . . . . .  -55-
                 Section 9.8.  Total Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -55-
                 Section 9.9.  Real Estate Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -55-
                 Section 9.10.  Value Adjustment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -55-
                 Section 9.11.  CBHS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -55-
                 Section 9.12.  Unencumbered Operating Properties.  . . . . . . . . . . . . . . . . . . . . . . . .  -56-

         Section 10.  CLOSING CONDITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -56-
                 Section 10.1.  Loan Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -56-
                 Section 10.2.  Certified Copies of Organizational Documents  . . . . . . . . . . . . . . . . . . .  -56-
                 Section 10.3.  Bylaws; Resolutions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -56-
                 Section 10.4.  Incumbency Certificate; Authorized Signers  . . . . . . . . . . . . . . . . . . . .  -56-
                 Section 10.5.  Opinion of Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -57-
                 Section 10.6.  Payment of Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -57-
                 Section 10.7.  Performance; No Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -57-
                 Section 10.8.  Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . .  -57-
                 Section 10.9.  Proceedings and Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -57-
                 Section 10.10.  Intentionally Omitted  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -57-
                 Section 10.11.  Compliance Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -58-
                 Section 10.12.  Real Estate Spreadsheet  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -58-
                 Section 10.13.  Contribution Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -58-
                 Section 10.14.  Other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -58-

         Section 11. CONDITIONS TO ALL BORROWINGS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -58-
                 Section 11.1.  Prior Conditions Satisfied  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -58-
                 Section 11.2.  Representations True; No Default  . . . . . . . . . . . . . . . . . . . . . . . . .  -58-
                 Section 11.3.  No Legal Impediment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -58-
                 Section 11.4.  Governmental Regulation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -58-
                 Section 11.5.  Proceedings and Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -59-
                 Section 11.6.  Borrowing Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -59-

         Section 12.  EVENTS OF DEFAULT; ACCELERATION; ETC. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -59-
                 Section 12.1.  Events of Default and Acceleration  . . . . . . . . . . . . . . . . . . . . . . . .  -59-
                 Section 12.2.  Limitation of Cure Periods  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -62-
                 Section 12.3.  Termination of Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -63-
                 Section 12.4.  Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -63-
                 Section 12.5.  Distribution of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -63-

         Section 13.  SETOFF  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -64-

         Section 14.  THE AGENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -65-
                 Section 14.1.  Authorization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -65-
                 Section 14.2.  Employees and Agents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -65-
                 Section 14.3.  No Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -65-

                 Section 14.4.  No Representations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -65-
                 Section 14.5.  Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -66-
                 Section 14.6.  Holders of Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -67-
                 Section 14.7.  Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -67-
                 Section 14.8.  Agent as Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -67-
                 Section 14.9.  Resignation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -67-
                 Section 14.10. Duties in the Case of Enforcement   . . . . . . . . . . . . . . . . . . . . . . . .  -68-

         Section 15.  EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -68-

         Section 16.  INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -69-

         Section 17.  SURVIVAL OF COVENANTS, ETC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -70-

         Section 18.  ASSIGNMENT AND PARTICIPATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -70-
                 Section 18.1.  Conditions to Assignment by Banks . . . . . . . . . . . . . . . . . . . . . . . . .  -70-
                 Section 18.2.  Register  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -72-
                 Section 18.3.  New Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -72-
                 Section 18.4.  Participations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -72-
                 Section 18.5.  Pledge by Bank  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -72-
                 Section 18.6.  No Assignment by Borrower . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -73-
                 Section 18.7.  Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -73-
                 Section 18.8.  Restrictions on Assignment. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -73-

         Section 19.  NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -73-

         Section 20.  RELATIONSHIP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -74-

         Section 21.  GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE  . . . . . . . . . . . . . . . . . . . . .  -74-

         Section 22.  HEADINGS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -75-

         Section 23.  COUNTERPARTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -75-

         Section 24.  ENTIRE AGREEMENT, ETC.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -75-

         Section 25.  WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS  . . . . . . . . . . . . . . . . . . . . . . .  -75-

         Section 26.  DEALINGS WITH THE BORROWER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -76-

         Section 27.  CONSENTS, AMENDMENTS, WAIVERS, ETC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -76-

         Section 28.  SEVERABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -77-

         Section 29.  NO UNWRITTEN AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -77-

         Section 30.  TIME OF THE ESSENCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -77-

LIST OF EXHIBITS:

A        FORM OF NOTE
B        FORM OF LOAN REQUEST
C        FORM OF COMPLIANCE CERTIFICATE

LIST OF SCHEDULES:

Schedule 1                Banks and Commitments
Schedule 6.3              Title to Properties
Schedule 6.7              Litigation
Schedule 6.18(a)          Subsidiaries of Borrower
Schedule 6.18(b)          Investment Partnerships of Borrower
Schedule 8.1(h)           Existing Indebtedness

                          FOURTH AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT


         THIS FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT is made the 19th day of December, 1997, by and among CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP (the "Borrower"), a Delaware limited partnership having its principal place of business at 777 Main Street, Suite 2100, Fort Worth, Texas 76102, and BANKBOSTON, N.A., a national banking association, formerly known as The First National Bank of Boston, the other Banks which are a party hereto, and the other lending institutions which may become parties hereto pursuant to
Section 18 (the "Banks"), and BANKBOSTON, N.A., a national banking association, formerly known as The First National Bank of Boston, as Administrative and Syndication Agent for the Banks (the "Agent"), and BANKERS TRUST COMPANY, as Documentation Agent for the Banks, and NATIONSBANK OF TEXAS, N.A., as Documentation Agent for the Banks.

                                   RECITALS.

         WHEREAS, Borrower, BankBoston and Agent have entered into that certain Revolving Credit Agreement dated June 18, 1996, as amended and restated pursuant to that certain First Amended and Restated Revolving Credit Agreement among Borrower, BankBoston and certain other Banks and Agent dated August 14, 1996, and as further amended and restated pursuant to that certain Second Amended and Restated Revolving Credit Agreement among Borrower, BankBoston and certain other Banks and Agent dated June 6, 1997, and as further amended and restated pursuant to that certain Third Amended and Restated Revolving Credit Agreement among Borrower, BankBoston and certain other Banks and Agent dated September 22, 1997 (the "Amended Credit Agreement"); and

         WHEREAS, Borrower has requested that BankBoston increase the Total Commitment and amend certain provisions of the Amended Credit Agreement; and

         WHEREAS, the Borrower, the Banks and the Agent desire to amend and restate the Amended Credit Agreement in its entirety;

         NOW, THEREFORE, in consideration of the recitals herein and the mutual covenants contained herein, the parties hereto hereby amend and restate the Amended Credit Agreement in its entirety as follows:

         Section 1.  DEFINITIONS AND RULES OF INTERPRETATION.

         Section 1.1. Definitions. The following terms shall have the meanings set forth in this Section l or elsewhere in the provisions of this Agreement referred to below:

         Agent. BankBoston, N.A., acting as agent for the Banks, its successors and assigns.

         Agent's Head Office. The Agent's head office located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Agent may designate from time to time by notice to the Borrower and the Banks.

         Agent's Special Counsel. Long Aldridge & Norman LLP or such other counsel as may be approved by the Agent.

         Agreement. This Fourth Amended and Restated Revolving Credit Agreement, including the Schedules and Exhibits hereto.

         Applicable Margin. On any date that the higher of the Implied Ratings issued from time to time by either of the Rating Agencies for the Borrower is an Investment Grade Rating, the Applicable Margin for Eurodollar Rate Loans shall be as set forth below based on the higher of Implied Ratings issued by either of the Rating Agencies:

                Rating                           LIBOR Rate Loans
                ------                           ----------------
          BBB+/Baa1 or better                          0.90%

               BBB/Baa2                               1.050%
               BBB-/Baa3                               1.20%


In the event that either of the Rating Agencies issues an Implied Rating for the Borrower that is an Investment Grade Rating, or in the event of any change in an Implied Rating of the Borrower by either of the Rating Agencies, or if the Borrower's Implied Rating, after having obtained an Investment Grade Rating, shall cease at any time to be an Investment Grade Rating by either of the Rating Agencies (but subject to the provisions within the definition of the term "Investment Grade Rating"), such change shall effect a change in the Applicable Margin, as applicable, on the first Business Day after the Rating Notice Date. On any date that the higher of the Implied Ratings for the Borrower is not an Investment Grade Rating, or the Borrower has not obtained an Investment Grade Rating from either of the Rating Agencies, the Applicable Margin for Eurodollar Rate Loans shall be one and three-eighths percent (1.375%). It is the intention of the parties that if the Borrower shall only obtain an Investment Grade Rating from one of the Rating Agencies without seeking an Investment Grade Rating from the other of the Rating Agencies, the Borrower shall be entitled to the benefit of the rate reductions described above; provided that if the Borrower shall have obtained an Investment Grade Rating from both of the Rating Agencies, the higher of the two ratings (or the loss of the Investment Grade Rating from either or both of the Rating Agencies thereafter) shall control.

         Asset Value. The purchase price of Real Estate (including improvements and related fixtures, personal property and intangibles) and ordinary related purchase transaction costs without deduction for depreciation, or if the Real Estate has been developed by such Person, the completed construction costs determined in accordance with generally accepted accounting principles without deduction for depreciation. If the Real Estate is purchased as a part of a group of properties, the Asset Value shall be calculated based upon a reasonable allocation by the Borrower of the aggregate purchase price among all Real Estate purchased in such transaction.

         Balance Sheet Date. September 30, 1997 (as adjusted for purchases subsequent to such date and prior to the date hereof).

         BankBoston. BankBoston, N.A., a national banking association, formerly known as The First National Bank of Boston.

         Banks. BankBoston, the other Banks that are a party to this Agreement and any other Person who becomes an assignee of any rights of a Bank pursuant to Section 18.

         Base Rate. The greater of (a) the annual rate of interest announced from time to time by BankBoston at its head office in Boston, Massachusetts as its "base rate" or (b) one-half of one percent (0.5%) above the Federal Funds Effective Rate (rounded upwards, if necessary, to the next one-eighth of one percent). Any change in the rate of interest payable hereunder resulting from a change in the Base Rate shall become effective as of the opening of business on the day on which such change in the Base Rate becomes effective.

         Base Rate Loans. Those Loans bearing interest calculated by reference to the Base Rate.

         Behavioral Healthcare Facilities. The "Collective Leased Properties", as such term is defined in the Master Lease Agreement.

         Borrower.  As defined in the preamble hereto.

         Business Day. Any day on which banking institutions in Boston, Massachusetts are open for the transaction of banking business and, in the case of Eurodollar Rate Loans, which also is a Eurodollar Business Day.

         Capitalized Lease. A lease under which a Person is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles; provided that if the total of such future rental payment obligations is less than $250,000.00, then such lease shall be treated as an expense of such Person and not as a Capitalized Lease.

         Cash. At any time, the sum of the Borrower's cash, marketable securities and other cash equivalents, including restricted cash.

         CBHS. Charter Behavioral Health Systems, LLC, a Delaware limited liability company.

         CERCLA.  See Section 6.17.

         Closing Date. The first date on which all of the conditions set forth in Section 10 and Section 11 have been satisfied.

         Code.  The Internal Revenue Code of 1986, as amended.

         Commitment.  With respect to each Bank, the amount set forth on
Schedule 1 hereto as the amount of such Bank's Commitment to make or maintain Loans to the Borrower, as the same may be reduced from time to time in accordance with the terms of this Agreement.

         Commitment Percentage. With respect to each Bank, the percentage set forth on Schedule 1 hereto as such Bank's percentage of the aggregate Commitments of all of the Banks.

         Compliance Certificate.  See Section 7.4(d).

         Consolidated or combined. With reference to any term defined herein, that term as applied to the accounts of a Person and its Subsidiaries, consolidated or combined in accordance with generally accepted accounting principles.

         Consolidated Cash Flow. With respect to any period of the Borrower or CBHS, as applicable, an amount equal to the sum of the following amounts of the Borrower and its Subsidiaries or CBHS, as applicable: (a) the Net Income of such Person for such period plus (b) depreciation and amortization, interest expense, and any extraordinary or non-recurring losses deducted in calculating such Net Income minus (c) any extraordinary or nonrecurring gains included in calculating such Net Income, all as determined in accordance with generally accepted accounting principles.

         Consolidated Tangible Net Worth. The amount by which Consolidated Total Assets exceeds Consolidated Total Liabilities, and less the sum of:

                 (a) the total book value of all assets of a Person and its Subsidiaries properly classified as intangible assets under generally accepted accounting principles, including such items as goodwill, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing; plus

                 (b) all amounts representing any write-up in the book value of any assets of such Person or its Subsidiaries resulting from a revaluation thereof subsequent to the Balance Sheet Date; plus

                 (c) all amounts representing minority interests which are applicable to third parties.

         Consolidated Total Assets. All assets of a Person and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles. All real estate assets shall be valued on an undepreciated cost basis, except as otherwise shown on the financial statements provided pursuant to Section 6.4 or as adjusted pursuant to Section
9.10. The Borrower shall account for its investments which are not consolidated in accordance with the equity method of accounting.

         Consolidated Total Liabilities. All liabilities of a Person and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles and all Indebtedness of such Person and its Subsidiaries, whether or not so classified.

         Contribution Agreement. The Contribution Agreement dated of even date herewith between the Borrower and the Subsidiary Guarantors a party thereto as of the date hereof, and each other Subsidiary Guarantor which may hereafter become a party thereto.

         Conversion Request. A notice given by the Borrower to the Agent of its election to convert or continue a Loan in accordance with Section 4.1.

         Crescent Guarantor. Crescent Real Estate Equities Company, a Texas real estate investment trust, having a usual place of business at 777 Main Street, Suite 2100, Fort Worth, Texas 76102.

         Debt Offering. The issuance and sale to the general public or as a private placement by the Borrower or the Crescent Guarantor subsequent to the date of this Agreement of any debt securities of the Borrower or Crescent Guarantor for cash or the right to receive payment in the future.

         Debt Service. For any period, the sum of all interest (including capitalized interest) and mandatory principal payments due and payable during such period excluding any balloon payments due upon maturity of any indebtedness.

         Default.  See Section 12.1.

         Distribution. With respect to Crescent Guarantor, the declaration or payment of any dividend or distribution on or in respect of any shares of any class of capital stock or beneficial interest of Crescent Guarantor, other than dividends or distributions payable solely in equity securities of Crescent Guarantor; the purchase, redemption, exchange or other retirement of any shares of any class of capital stock or beneficial interest of Crescent Guarantor, directly or indirectly through a Subsidiary of Crescent Guarantor or otherwise; the return of capital by Crescent Guarantor to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock or beneficial interest of Crescent Guarantor. With respect to the Borrower, the declaration or payment of any distribution of cash or cash flow to the partners of the Borrower; the return of capital by the Borrower to its partners; or any other distribution on or in respect of any partnership interests in the Borrower.

         Dollars or $. Dollars in lawful currency of the United States of America.

         Domestic Lending Office. Initially, the office of each Bank designated as such in Schedule 1 hereto; thereafter, such other office of such Bank, if any, located within the United States that will be making or maintaining Base Rate Loans.

         Drawdown Date. The date on which any Loan is made or is to be made, and the date on which any Loan which is made prior to the Maturity Date is converted or combined in accordance with Section 4.1.

         Employee Benefit Plan. Any employee benefit plan within the meaning of Section 3(3) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

         Environmental Laws.  See Section 6.17(a).

         Equity Offering. The issuance and sale to the general public or as a private placement by the Borrower or Crescent Guarantor subsequent to the date of this Agreement of any partnership interests or equity securities of the Borrower or Crescent Guarantor, as applicable, for cash or the right to receive payment in the future (it being acknowledged that an Equity Offering shall not include (a) the issuance of limited partnership interests in the Borrower other than for cash to a seller or partner thereof in connection with the acquisition of Real Estate or the conversion thereof into equity securities of Crescent Guarantor, or (b) the exercise or conversion of options to acquire equity securities of Crescent Guarantor or the Borrower or the issuance of restricted stock under incentive compensation plans maintained by Borrower or Crescent Guarantor for itself or its Subsidiaries, directors, officers and employees).

         ERISA. The Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

         ERISA Affiliate. Any Person which is treated as a single employer with the Borrower under Section 414 of the Code.

         ERISA Reportable Event. A reportable event with respect to a Guaranteed Pension Plan within the meaning of Section 4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

         Eurocurrency Reserve Rate. For any day with respect to a Eurodollar Rate Loan, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D or any successor or similar regulation), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

         Eurodollar Business Day. Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Agent and the Banks in their sole discretion acting in good faith.

         Eurodollar Lending Office. Initially, the office of each Bank designated as such in Schedule 1 hereto; thereafter, such other office of such Bank, if any, that shall be making or maintaining Eurodollar Rate Loans.

         Eurodollar Rate. For any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the quotient (rounded upwards to the nearest 1/16 of one percent) of (a) the rate at which the Reference Bank's Eurodollar Lending Office is offered Dollar deposits two Eurodollar Business Days prior to the beginning of such Interest Period in whatever interbank eurodollar market may be selected by the Reference Bank in its sole discretion, acting in good faith, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Loan to which such Interest Period applies, divided by
(b) a number equal to 1.00 minus the Eurocurrency Reserve Rate.

         Eurodollar Rate Loans. Loans bearing interest calculated by reference to a Eurodollar Rate.

         Event of Default.  See Section 12.1.

         Existing Fixed Rate Indebtedness. Collectively, (i) the long term fixed rate debt provided to Crescent Real Estate Funding I, L.P. ("Funding I") by Nomura Asset Capital Corporation ("Nomura") in the principal face amount of $239,000,000 which matures on August 11, 2027, as evidenced by that certain Promissory Note dated August 24, 1995 made by Funding I to the order of Nomura in the principal face amount of $239,000,000 which has been assigned to LaSalle National Bank, as Trustee under that certain Pooling and Servicing Agreement dated October 1, 1995; (ii) the long term fixed rate debt provided to Crescent Real Estate Funding II, L.P. ("Funding II") by Nomura in the original principal face amount of $161,000,000, which matures on March 11, 2028, as evidenced by that certain Promissory Note dated August 24, 1995, made by Funding II to the order of Nomura in the principal face amount of $161,000,000, which has been assigned to LaSalle National Bank, as Trustee under that certain Pooling and Servicing Agreement dated April 1, 1996; (iii) the long term fixed rate debt provided to Borrower in the principal face amount of $63,500,000 which matures on December 31, 2002, as evidenced by that certain Note dated December 11, 1995 made by Borrower to the order of Connecticut General Life Insurance Company in the principal face amount of $63,500,000; (iv) the long term fixed rate debt provided to The Woodlands Corporation ("Woodlands") in the principal face amount of $13,000,000, which matures on September 1, 2001, as evidenced by that certain Promissory Note dated August 10, 1994, made by Woodlands to the order of Hartford Life Insurance Company; (v) the long term fixed rate debt provided to 301 Congress Avenue, L.P. ("301 Congress") by Northwestern Mutual Life Insurance Company ("Northwestern") in the original principal face amount of $26,000,000, which matures on January 1, 2004, as evidenced by that certain Promissory Note dated December 26, 1996 made by 301 Congress to the order of Northwestern in the principal face amount of $26,000,000; (vi) the debt maturing on July 1, 1999, in the original face amount of $115,000,000, assumed by Crescent Real Estate Funding III, L.P. ("Funding III"), Crescent Real Estate Funding IV, L.P. ("Funding IV"), and Crescent Real Estate Funding V, L.P. ("Funding V") pursuant to an Assumption Agreement dated October 7, 1996, as evidenced by that certain Promissory Note Secured by Deed of Trust dated June 30, 1994 made by Greenway Plaza, Ltd. and Nine Greenway, Ltd. to the order of Nomura in the principal face amount of $115,000,000, which has been assigned to LaSalle National Bank, as Trustee under that certain Pooling and Servicing Agreement dated as of August 1, 1994;
(vii) the debt maturing on July 1, 2020, in the original face amount of $8,900,000.00, assumed by Crescent Real Estate Funding VI, L.P. ("Funding VI") pursuant to a Consent and Assumption Agreement dated December 5, 1996, as evidenced by that certain Promissory Note dated June 28, 1995 made by Canyon Ranch-Bellefontaine Associates, L.P. to the order of Nomura in the principal face amount of $8,900,000.00 which has been assigned to LaSalle National Bank, as Trustee under that certain Pooling and Servicing Agreement dated as of August 1, 1995; (viii) a $250,000,000.00 senior unsecured debt security designated as the 7 1/8% Notes maturing September 15, 2007; and (ix) a $150,000,000.00 senior unsecured debt security designated as the 6 5/8% Notes maturing September 15, 2002.

         Federal Funds Effective Rate. For any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three
(3) Federal funds brokers of recognized standing selected by the Agent.

         Fixed Charges. With respect to any Person for any fiscal period, an amount equal to Debt Service plus Non-Incremental Revenue Generating Capital Expenditures plus/minus Rent Adjustments, all as determined in accordance with generally accepted accounting principles.

         Funds Available for Distribution. With respect to any Person for any fiscal period, an amount equal to Funds from Operations plus non-real estate depreciation and the amortization of deferred financing costs plus/minus Rent Adjustments minus Non-Incremental Revenue Generating Capital Expenditures (excluding any extraordinary or nonrecurring non-tenant related capital expenditures).

         Funds from Operations. With respect to any Person for any fiscal period, the net income (or deficit) of such Person computed in accordance with generally accepted accounting principles, excluding financing costs and gains (or losses) from debt restructuring and sales of property, plus depreciation (except non-real estate depreciation) and amortization (except the amortization of deferred financing costs), and after adjustments for unconsolidated partnerships and joint ventures.

         generally accepted accounting principles. Principles that are (a) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time and (b) consistently applied with past financial statements of the Borrower adopting the same principles; provided that a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

         General Partner. Crescent Real Estate Equities, Ltd., a Delaware corporation.

         Guaranteed Pension Plan. Any employee pension benefit plan within the meaning of Section 3(2) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

         Guarantor. Collectively, Crescent Guarantor and each Subsidiary Guarantor, and individually any one such Guarantor.

         Guarantor's Compliance Certificate. The compliance certificate which Crescent Guarantor is required to provide to the Agent pursuant to the terms of the Guaranty.

         Guaranty. Collectively, the Unconditional Guaranty of Payment and Performance, dated of even date herewith, made by Crescent Guarantor in favor of the Agent and the Banks, and each Unconditional Guaranty of Payment and Performance which is executed by a Subsidiary Guarantor, as the same may be modified or amended, each such Guaranty to be in form and substance satisfactory to the Agent and the Majority Banks.

         Hazardous Substances.  See Section 6.17(b).

         Implied Rating. With respect to a Person, the most recent rating issued from time to time by a Rating Agency as is applicable to such Person's senior unsecured long-term debt, or if no such senior unsecured long-term debt is outstanding, then the most recent rating issued from time to time by a Rating Agency as would hypothetically be applicable to such Person's senior unsecured long-term debt (i.e., an implied rating).

         Indebtedness. All obligations, contingent and otherwise, that in accordance with generally accepted accounting principles should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (a) all debt and similar monetary obligations, whether direct or indirect; (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (c) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including any obligation to supply funds to or in any manner to invest directly or indirectly in a Person, to purchase indebtedness, or to assure the owner of indebtedness against loss through an agreement to purchase goods, supplies or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, the obligation to reimburse the issuer in respect of any letter of credit, and obligations under interest rate swaps and similar agreements, excluding, however, any such guarantees, endorsements and other contingent obligations which when satisfied, funded or vested give rise to corresponding assets under generally accepted accounting principles; (d) any obligation as a lessee or obligor under a Capitalized Lease; (e) all subordinated debt; and (f) all obligations to purchase under agreements to acquire, or otherwise to contribute money with respect to, properties under "development" within the meaning of Section 8.9.

         Interest Payment Date. (a) As to each Loan, the first day of each calendar month during the term of such Loan, and (b) also as to each Eurodollar Rate Loan, the last day of the Interest Period relating thereto.

         Interest Period. With respect to each Eurodollar Rate Loan (a) initially, the period commencing on the Drawdown Date of such Loan and ending one, two, three, six or twelve months thereafter, and (b) thereafter, each period commencing on the day following the last day of the next preceding Interest Period applicable to such Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

                 (A) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall end and the next Interest Period shall commence on the next preceding or succeeding Eurodollar Business Day as determined conclusively by the Reference Bank in accordance with the then current bank practice in the Eurodollar interbank market;

                 (B) if the Borrower shall fail to give notice as provided in Section 4.1, the Borrower shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a Base Rate Loan on the last day of the then current Interest Period with respect thereto; and

                 (C) no Interest Period relating to any Eurodollar Rate Loan shall extend beyond the Maturity Date.


         Investment Grade Rating. With respect to any Person, an Implied Rating equal to or more favorable than BBB- with respect to a rating issued by Standard & Poors Corporation (or in the case of a rating issued by Moody's Investor Service, Inc., a rating of Baa3). If, at any time after a Person obtains an Investment Grade Rating, (a) no Implied Rating for such Person's senior unsecured long-term debt shall have been issued or confirmed in writing by either of the Rating Agencies within the previous 365 days, or (b) the rating system of either of the Rating Agencies (as opposed to the rating of a Person) shall change, or (c) either of the Rating Agencies shall no longer perform the functions of a securities rating agency, then the Borrower and the Agent shall promptly negotiate in good faith to amend the reference to the specific ratings in this definition for the determination of the Investment Grade Rating, and pending such amendment, the applicable rating in effect as of the date the event described in this paragraph occurred shall continue to apply.

Investment Partnerships. Investments in joint ventures, general partnerships, limited partnerships, limited liability companies or any other business association formed for the purpose of acquiring Investments of the type permitted in Section 8.3.

         Investments. With respect to any Person, all shares of capital stock, evidences of Indebtedness and other securities issued by any other Person, all loans, advances, or extensions of credit to, or contributions to the capital of, any other Person, all purchases of the securities or business or integral part of the business of any other Person and commitments and options to make such purchases, all interests in real property, and all other investments; provided, however, that the term "Investment" shall not include (i) equipment, inventory and other tangible personal property acquired in the ordinary course of business, or (ii) current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any investment represented as a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (c) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid; and (e) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

         Leases. Leases, licenses and agreements whether written or oral, relating to the use or occupation of space in or on the Real Estate by persons other than the Borrower.

         Liens.  See Section 8.2.

         Limited Partner. Crescent Guarantor, successor by merger with CRE Limited Partner, Inc., a Delaware corporation.

         Loan Documents. This Agreement, the Notes, the Guaranty and all other documents, instruments or agreements now or hereafter executed or delivered by or on behalf of the Borrower or a Guarantor in connection with the Loans.

         Loan or Loans. An individual loan or the aggregate loans, as the case may be, to be made by the Banks hereunder.

         Loan Request.  See Section 2.6.

         Magellan.  Magellan Health Services, Inc., a Delaware corporation.

         Majority Banks. As of any date, the Bank or Banks whose aggregate Commitment Percentage is equal to or greater than the required percentage, as determined by the Banks, required to approve such matter, as disclosed by the Agent to the Borrower from time to time.

         Master Lease Agreement. That certain Master Lease Agreement dated June 12, 1997 between Crescent Real Estate Funding VII, L.P., as Landlord, and CBHS and certain other parties, as Tenant.

         Maturity Date. June 6, 2000, or such earlier date on which the Loans shall become due and payable pursuant to the terms hereof.

         Modified Book Asset Value. For each type of direct or indirect interest in real estate (undeveloped land, hotels/resorts, behavioral healthcare facilities and Class A institutional quality office buildings, retail properties, industrial and warehouse properties), an amount equal to the sum of the aggregate net book value of assets of that type (determined in accordance with the acquisition cost of such assets and as shown on the books and records of the Borrower), plus that type of Real Estate's applicable share of real estate depreciation since the date of the Borrower's initial public offering, plus that type of Real Estate's applicable share of the one-time market value adjustment described in Section 9.10.

         Multiemployer Plan.  Any multiemployer plan within the meaning of
Section 3(37) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

         Net Income (or Deficit). With respect to any Person (or any asset of any Person) for any fiscal period, the net income (or deficit) of such Person (or attributable to such asset), after deduction of all expenses, taxes and other proper charges, determined in accordance with generally accepted accounting principles.

         Non-Competition Agreements. Noncompetition Agreements dated May 5, 1994, from Richard E. Rainwater, John C. Goff and Gerald W. Haddock.

         Non-Incremental Revenue Generating Capital Expenditures. With respect to any Person for any fiscal period, an amount equal to the sum of the amount of capital expenditures paid in cash by such Person or with respect to such asset (other than tenant related building improvements) during such fiscal period and considered to be "Non-Incremental Revenue Generating", as such term is defined by industry standards and as applied by the Borrower historically, plus the amount of leasing costs (including leasing commission and tenant improvements) paid in cash by such Person or with respect to such asset during such fiscal period and considered to be "Non-Incremental Revenue Generating", as such term is defined by industry standards and as applied by the Borrower historically.

         Non-Recourse Indebtedness. Indebtedness of the Borrower or a Subsidiary which is secured by one or more parcels of Real Estate and related personal property or interests therein and Short-term Investments and is not a general obligation of the Borrower or any Subsidiary, the holder of such Indebtedness having recourse solely to the parcels of Real Estate securing such Indebtedness, the improvements and leases thereon and the rents and profits thereof and the Short-term Investments securing such Indebtedness.

         Notes.  See Section 2.4.

         Notice.  See Section 19.

         Obligations. All indebtedness, obligations and liabilities of the Borrower to any of the Banks and the Agent, individually or collectively, under this Agreement or any of the other Loan Documents or in respect of any of the Loans or the Notes, or other instruments at any time evidencing any of the foregoing, whether existing on the date of this Agreement or arising or incurred hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise.

         Outstanding. With respect to the Loans, the aggregate unpaid principal thereof as of any date of determination.

         PBGC. The Pension Benefit Guaranty Corporation created by Section 4002 of ERISA and any successor entity or entities having similar responsibilities.

         Permitted Liens. Liens, security interests and other encumbrances permitted by Section 8.2.

         Person. Any individual, corporation, partnership, limited liability company, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

         Preferred Distributions. For any period, the amount of any and all Distributions due and payable to the holders of any form of preferred stock or partnership interest (whether perpetual, convertible or otherwise) or other ownership or beneficial interest in Crescent Guarantor or Borrower that entitles the holders thereof to preferential payment or distribution priority with respect to dividends, distributions, assets or other payments over the holders of any other stock, partnership interest or other ownership or beneficial interest in such Person.

         Prospectus. The 10-K of Crescent Guarantor, dated December 31, 1996 and filed with the SEC.

         Rating Agencies. Standard & Poor's Corporation and Moody's Investors Service, Inc.

         Rating Notice.  See Section 7.4(i).

         Rating Notice Date. The earlier of (a) the date a Rating Notice is received by the Agent, or (b) the date the Agent, having received actual notice of a change by the Rating Agency of the Borrower's Implied Rating, sends notice to the Borrower of such change, provided that nothing contained herein shall imply any obligation of the Agent to monitor such rating changes.

         Real Estate. All real property at any time owned or leased (as lessee or sublessee) by the Borrower or any of its Subsidiaries or any Investment Partnerships.

         Record. The grid attached to any Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Bank with respect to any Loan referred to in such Note.

         Reference Bank. BankBoston.

         Register.  See Section 18.2.

         REIT Status. With respect to Crescent Guarantor, its status as a real estate investment trust as defined in Section 856(a) of the Code.

         Release.  See Section 6.17(c)(iii).

         Rent Adjustments. For any Person, straight line adjustments to rent payable under Leases, as determined in accordance with generally accepted accounting principles.

         Rent Payments. For any period, the "Rent" as such term is defined in the Master Lease Agreement.

         Required Behavioral Healthcare Facilities Capital Expenditures. With respect to any fiscal period, an amount equal to the capital expenditures incurred by CBHS with respect to the Behavioral Healthcare Facilities pursuant to the Master Lease Agreement during such fiscal period, determined in accordance with generally accepted accounting principles.

         Residential Corporations. Collectively Mira Vista Development Corp., Houston Area Development Corp., Crescent Development Management Corp., Woodlands Land Company, Inc. and Desert Mountain Development Corporation.

         Revocation Costs.  See Section 2.6.

         Sale Agreement. That certain Real Estate Purchase and Sale Agreement dated as of January 29, 1997, between the Borrower, as Purchaser, and Magellan, as Seller, as amended by that certain First Amendment to Real Estate Purchase and Sale Agreement dated as of February 28, 1997, between the Borrower and Magellan, and as further amended by that certain Second Amendment to Real Estate Purchase and Sale Agreement dated as of May 29, 1997 between the Borrower and Magellan, with respect to the purchase of the Behavioral Healthcare Facilities.

         SEC.  The federal Securities and Exchange Commission.

         Secured Indebtedness. Indebtedness of a Person that is pursuant to a Capitalized Lease or is directly or indirectly secured by a Lien.

         Short-term Investments. Investments described in subsections (a) through (g), inclusive, of Section 8.3.

         State.  A state of the United States of America.

         Subsidiary. (a) Any corporation, association, partnership, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes or controlling interests) of the outstanding Voting Interests, (b) any other entity the accounts of which are consolidated with the accounts of the Borrower, and (c) the Residential Corporations. A Subsidiary may also include an Investment Partnership to the extent the provisions of clause (a), (b) or (c) apply.

         Subsidiary Guarantor. CresCal Properties, L.P., CresTex Development, L.C. and each additional Subsidiary which becomes a Guarantor pursuant to
Section 5.2.

         Test Period.  See Section 9.2.

         Total Commitment. The sum of the Commitments of the Banks, as in effect from time to time.

         Type. As to any Loan, its nature as a Base Rate Loan or a Eurodollar Rate Loan.

         Unencumbered Operating Property. An Unencumbered Operating Property shall mean Real Estate (a) which is owned one hundred percent (100%) in fee simple by the Borrower, or (b) in which the Borrower owns a leasehold interest pursuant to a mortgageable ground lease having a remaining term of not less than fifty (50) years (calculated from the date of acquisition of such interest), or (c) which is owned by an entity which is controlled by the Borrower or in which the Borrower is the general partner or managing member provided that (i) the Borrower has control over all major and day-to-day decisions with respect to the operation of such entity (including, without limitation, the decision to sell or encumber the assets of such entity), (ii) the organizational agreements of such entity specifically authorize the Borrower to pledge the assets of such entity as security for the Obligations, and (iii) the Borrower certifies to the Agent that applicable law does not preclude such entity from pledging its assets to secure the Obligations; and in any case which satisfies all of the following conditions:

         (x) such Unencumbered Operating Property shall be free and clear of all Liens other than the Liens permitted in Section 8.2(i), (iii) and (vi); and

         (y) such Unencumbered Operating Property shall consist solely of Real Estate which is an income producing operating property.

         Variable Interest Rate. A rate of interest payable with respect to Indebtedness that may vary, float or change during the term of such Indebtedness (that is, a rate of interest that is not fixed for the entire term of such Indebtedness).

         Voting Interests. Stock or similar ownership interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, (a) to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, partnership, trust or other business entity involved, or (b) to control, manage, or conduct the business of the corporation, partnership, association, trust or other business entity involved.

         Section 1.2.  Rules of Interpretation.

                 (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement.

                 (b) The singular includes the plural and the plural includes the singular. Without limiting the foregoing, a reference to Guarantor shall be a reference to any or all Guarantors as the context may permit or require.

                 (c) A reference to any law includes any amendment or modification to such law.

                 (d) A reference to any Person includes its permitted successors and permitted assigns.

                 (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

                 (f) The words "include", "includes" and "including" are not limiting.

                 (g) The words "approval" and "approved", as the context so determines, means an approval in writing given to the party seeking approval after full and fair disclosure to the party giving approval of all material facts necessary in order to determine whether approval should be granted.

                 (h) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein.

                 (i) Reference to a particular "Section ", refers to that section of this Agreement unless otherwise indicated.

                 (j) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

         Section 2.  THE REVOLVING CREDIT FACILITY.

         Section 2.1. Commitment to Lend. Subject to the terms and conditions set forth in this Agreement, each of the Banks severally agrees to lend to the Borrower, and the Borrower may borrow (and repay and reborrow) from time to time between the Closing Date and the Maturity Date, upon notice by the Borrower to the Agent given in accordance with Section 2.6, such sums as are requested by the Borrower for the purposes set forth in Section 2.9 (but subject to the limitations set forth in Section 2.9) up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Commitment; provided, that, in all events no Default or Event of Default shall have occurred and be continuing and the Borrower's financial statements as required pursuant to Section 2.6(iii) shall demonstrate compliance with all covenants set forth therein; and provided, further, that the outstanding principal amount of the Loans (after giving effect to all amounts requested) shall not at any time exceed the Total Commitment. The Loans shall be made pro rata in accordance with each Bank's Commitment Percentage. Each request for a Loan hereunder shall constitute a representation and warranty by the Borrower that all of the conditions set forth in Section 10 and Section 11, in the case of the initial Loan, and
Section 11, in the case of all other Loans, have been satisfied on the date of such request (except as otherwise permitted in Paragraph 4 of the form of Loan Request with respect to warranties and representations). No Bank shall have any obligation to make Loans to the Borrower in the maximum aggregate principal amount outstanding of more than the principal face amount of its Note.

         Section 2.2. Facility Fee. The Borrower agrees to pay to the Agent for the accounts of the Banks in accordance with their respective Commitment Percentages a facility fee calculated at the rate of one-fourth of one percent (0.25%) per annum on the daily amount by which the Total Commitment exceeds the outstanding principal amount of Loans during each calendar quarter or portion thereof commencing on the date hereof and ending on the Maturity Date. The facility fee shall be payable quarterly in arrears on the fifth day of each calendar quarter for the immediately preceding calendar quarter or portion thereof, or on any earlier date on which the Commitments shall be reduced or shall terminate as provided in Section 2.3, with a final payment on the Maturity Date. Any payment due under this Section 2.2 shall be prorated for any partial calendar quarter.

         Section 2.3. Reduction of Commitment. The Borrower shall have the right at any time and from time to time upon five Business Days' prior written notice to the Agent to reduce by $5,000,000 or an integral multiple of $100,000 in excess thereof or to terminate entirely the unborrowed portion of the Commitments, whereupon the Commitments of the Banks shall be reduced pro rata in accordance with their respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated, any such reduction to be without penalty (unless such reduction requires repayment of a Eurodollar Rate Loan). Promptly after receiving any notice of the Borrower delivered pursuant to this
Section 2.3, the Agent will notify the Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Agent for the respective accounts of the Banks the full amount of any facility fee under Section 2.2 then accrued on the amount of the reduction. No reduction or termination of the Commitment may be reinstated. Notwithstanding the foregoing, unless the Commitments are terminated in full, in no event shall the aggregate Commitments be reduced to less than $300,000,000.00.

         Section 2.4. Notes. The Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit A hereto (collectively, the "Notes"), dated of even date with this Agreement and completed with appropriate insertions. One Note shall be payable to the order of each Bank in the principal amount equal to such Bank's Commitment or, if less, the outstanding amount of all Loans made by such Bank, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of the Drawdown Date of any Loan or at the time of receipt of any payment of principal thereof, an appropriate notation on such Bank's Record reflecting the making of such Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Loans set forth on such Bank's Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Note to make payments of principal of or interest on any Note when due. By delivery of the Notes, there shall not be deemed to have occurred, and there has not otherwise occurred, any payment, satisfaction or novation of the Indebtedness evidenced by the "Notes" described in the Amended Credit Agreement, which Indebtedness is instead allocated among the Banks as of the date hereof and evidenced by the Notes and their respective Commitment Percentages, and the Banks shall as of the date hereof make such adjustments to the outstanding loans of such Banks so that such outstanding Loans are consistent with their respective Commitment Percentages.

         Section 2.5.  Interest on Loans.

                 (a) Each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the date on which such Base Rate Loan is paid in full or is converted to a Eurodollar Rate Loan from a Base Rate Loan at the Base Rate.

                 (b) Each Eurodollar Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the sum of the Applicable Margin plus the Eurodollar Rate determined for such Interest Period.

                 (c) The Borrower promises to pay interest on each Loan in arrears on each Interest Payment Date with respect thereto.

                 (d) Base Rate Loans and Eurodollar Rate Loans may be converted to Loans of the other Type as provided in Section 4.1.

         Section 2.6. Requests for Loans. The Borrower (i) shall notify the Agent of a potential request for a Loan as soon as possible prior to the Borrower's proposed Drawdown Date, and (ii) shall give to the Agent written notice in the form of Exhibit B hereto (or telephonic notice confirmed in writing in the form of Exhibit B hereto) of each Loan requested hereunder (a "Loan Request") no later than 10:00 a.m. three (3) Business Days prior to the proposed Drawdown Date. The Agent shall promptly notify each of the Banks following the receipt of a Loan Request, but in any event no later than 2:00 p.m. three (3) Business Days prior to the proposed Drawdown Date. Borrower shall not make a Loan Request more frequently than three times each month.
Each such notice shall specify with respect to the requested Loan the proposed principal amount, Drawdown Date, Interest Period (if applicable) and Type.
Each such notice shall also contain (i) a statement as to the purpose for which such advance shall be used (which purpose shall be in accordance with the terms of Section 2.9), (ii) a certification by the chief financial or chief accounting officer of the General Partner that the Borrower is and will be in compliance with all covenants under the Loan Documents after giving effect to the making of such Loan, (iii) a Compliance Certificate prepared using the financial statements of the Borrower most recently provided or required to be provided to the Agent under Section 6.4 or Section 7.4 adjusted in the best good faith estimate of the Borrower to give effect to the proposed advance and incorporating the operating performance of any asset to be acquired, and (iv) the Guarantor's Compliance Certificate prepared using the financial statements of Crescent Guarantor most recently provided or required to be provided to the Agent pursuant to the Guaranty adjusted in the best good faith estimate of Crescent Guarantor to the date of the proposed advance. Promptly upon receipt of any such notice, the Agent shall notify each of the Banks thereof. Except as provided in this Section 2.6, each such Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Loan requested from the Banks on the proposed Drawdown Date, provided that, in addition to the Borrower's other remedies against any Bank which fails to advance its proportionate share of a requested Loan, such Loan Request may be revoked by the Borrower by notice received by the Agent no later than the Drawdown Date if any Bank fails to advance its proportionate share of the requested Loan in accordance with the terms of this Agreement, provided further that the Borrower shall be liable in accordance with the terms of this Agreement to any Bank which is prepared to advance its proportionate share of the requested Loan for any costs, expenses or damages incurred by such Bank as a result of the Borrower's election to revoke such Loan Request (the "Revocation Costs"). Nothing herein shall prevent the Borrower from seeking recourse against any Bank that fails to advance its proportionate share of a requested Loan as required by this Agreement. The Borrower may, without any liability for the payment of the Revocation Costs or other cost or penalty, revoke a Loan Request by delivering notice thereof to each of the Banks no later than 3:00 p.m. three (3) Business Days prior to the Drawdown Date. Each Loan Request shall be (a) for a Base Rate Loan in a minimum aggregate amount of $1,000,000 or an integral multiple of $100,000 in excess thereof, or (b) for a Eurodollar Rate Loan in a minimum aggregate amount of $2,000,000 or an integral multiple of $100,000 in excess thereof; provided, however, that there shall be no more than five (5) Eurodollar Rate Loans outstanding at any one time.

         Section 2.7.  Funds for Loans.

                 (a) Not later than 11:00 a.m. (Boston time) on the proposed Drawdown Date of any Loans, each of the Banks will make available to the Agent, at the Agent's Head Office, in immediately available funds, the amount of such Bank's Commitment Percentage of the amount of the requested Loans which may be disbursed pursuant to Section 2.1. Upon receipt from each Bank of such amount, and upon receipt of the documents required by Section 10 and Section 11 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the Borrower the aggregate amount of such Loans made available to the Agent by the Banks by wire transfer in accordance with Borrower's instructions. The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Loans to the extent it is obligated to fund such Loan hereunder shall not relieve any other Bank from its several obligation hereunder to make available to the Agent the amount of such other Bank's Commitment Percentage of any requested Loans, including any additional Loans that may be requested by the Borrower subject to the terms and conditions hereof to provide funds to replace those not advanced by the Bank so failing or refusing, provided that the Borrower may by notice received by the Agent no later than the Drawdown Date refuse to accept any Loan which is not fully funded in accordance with the Borrower's Loan Request subject to the terms of Section 2.6 (except that such refusal shall not relieve the Borrower of its obligation to pay the Revocation Costs); provided further that no Bank shall be obligated to advance any amount in excess of the limits set forth in Section 2.1. In the event of any such failure or refusal, the Banks not so failing or refusing shall be entitled to a priority position as against the Bank or Banks so failing or refusing for such Loans as provided in
Section 12.4.

                 (b) Unless Agent shall have been notified by any Bank prior to the applicable Drawdown Date that such Bank will not make available to Agent such Bank's pro rata share of a proposed Loan, Agent may in its discretion assume that such Bank has made such Loan available to Agent in accordance with the provisions of this Agreement and Agent may, if it chooses, in reliance upon such assumption make such Loan available to Borrower, and such Bank shall be liable to the Agent for the amount of such advance.

         Section 2.8.  Intentionally Omitted.

         Section 2.9. Use of Proceeds. The Borrower will use the proceeds of the Loans solely to provide short-term financing (a) for the acquisition of fee interests in Real Estate which is utilized principally for Class A office space, behavioral healthcare facilities and/or hotel/resort properties which are of institutional quality or other income-producing real estate reasonably satisfactory to the Majority Banks, subject to the limitations in Section 9.9,
(b) for working capital purposes, (c) for the acquisition of non-income producing land assets or real estate assets which are held in fee simple or in any form other than undivided fee simple ownership (such as cotenancy interests, leasehold interests, partnership interests, shares of stock in corporations owning real estate, or through mortgages or participation interests in or assignments of mortgages), subject however to the limitations in Section 9.9, and (d) for such other purposes as the Majority Banks in their discretion from time to time may agree to in writing. Without the consent of the Majority Banks, in no event may any amount advanced under the Loan be used directly or indirectly (i) to pay dividends or other distributions to any partner or member of the Borrower, the Crescent Guarantor or the shareholders of the Crescent Guarantor or (ii) except as expressly permitted in
Section 8.9, with respect to the obligations described in Schedule 8.1(h) or with respect to the Investments described in Section 8.3(k) and (l), to make advances, loans, Investments or other contributions to, or in any other manner "downstream" into, Crescent Real Estate Funding I, L.P., Crescent Real Estate Funding II, L.P., Crescent Real Estate Funding III, L.P., Crescent Real Estate Funding IV, L.P., Crescent Real Estate Funding V, L.P., Crescent Real Estate Funding VI, L.P., Crescent Real Estate Funding VII, L.P. or any other Subsidiary or Investment Partnership of the Borrower whether now existing or hereafter formed. Without the consent of the Majority Banks, except with respect to the development of Phase II at the project commonly referred to as "The Avallon" (and the potential development of Phase III at the Avallon), tenant improvements and the renovation or demolition and construction of the "Frost Bank Garage" to be constructed at the northeast corner of the intersection of Lavaca Street and Ninth Street in Austin, Texas, on land acquired by the Borrower in connection with the acquisition of the Frost Bank Plaza Building, the Surtran Garage at Continental Plaza, the convention hotel at Houston Center and an office building near The Crescent as permitted pursuant to Section 8.9, no portion of the proceeds of the Loan shall be used to develop or construct new commercial real estate projects or for the substantial renovation or rehabilitation of commercial real estate projects.

         Section 3.  REPAYMENT OF THE LOANS.

         Section 3.1. Stated Maturity. The Borrower promises to pay on the Maturity Date and there shall become absolutely due and payable on the Maturity Date, all of the Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

         Section 3.2. Mandatory Prepayments. The Borrower promises to pay principal of the Loans prior to stated maturity, as follows:

                 (a) If at any time the aggregate outstanding principal amount of the Loans exceeds the Total Commitment, then the Borrower shall immediately upon demand from Agent pay the amount of such excess to the Agent for the respective accounts of the Banks for application to the Loans (it being acknowledged that in the event the Borrower makes such payment as provided herein, the Borrower shall not be in default of Section 9.3).

                 (b) All of the Borrower's interest in the gross proceeds of each and every sale or refinancing of real estate assets of the Borrower and its Subsidiaries and Investment Partnerships (whether held directly or indirectly but excluding Borrower's interest in the gross proceeds of sales or refinancings of real estate assets by Subsidiaries and Investment Partnerships whose primary business is the subdivision and sale of residential land) provided such gross proceeds are in an amount in excess of $10,000,000.00 (provided further that the exclusion of sales with gross proceeds equal to or less than $10,000,000.00 shall be capped at $25,000,000.00 per year), less all reasonable costs, expenses and commissions paid to unrelated parties and less any Indebtedness (other than the Obligations) secured by such asset to be satisfied as a part of such sale or refinance, shall be promptly paid by the Borrower to the Agent for the account of the Banks as a prepayment of the Loans to the extent of the outstanding balance of the Loans; provided that, (x) so long as (i) there has been no acceleration of the maturity of the Obligations pursuant to Section 12.1, (ii) no Event of Default under
         Section 12.1(a), (b), (d), (g), (h), (i), (j), (k), (l), (m), (n), and
         (o) has occurred and is continuing, or (iii) no breach of the covenants contained in Section 8.1, Section 8.2, Section 8.3 or
         Section 8.7 has occurred and is continuing, the Borrower shall not as a result of this Section 3.2(b) be required to reduce the principal balance of the Loans to less than $50,000,000.00; and (y) with respect to the Borrower's interest in the gross proceeds of a sale or refinancing of real estate assets of a Subsidiary or Investment Partnership in which the Borrower does not own a majority (by number of votes or controlling interests) of the outstanding Voting Interests, the Borrower shall pay such gross proceeds to the Agent for the account of the Banks as soon as distributed to the Borrower by such Subsidiary or Investment Partnership.

         Section 3.3. Optional Prepayments. The Borrower shall have the right, at its election, to prepay the outstanding amount of the Loans, as a whole or in part, at any time without penalty or premium; provided, that the full or partial prepayment of the outstanding amount of any Eurodollar Rate Loans pursuant to this Section 3.3 may be made only on the last day of the Interest Period relating thereto except as otherwise required pursuant to
Section 4.7. The Borrower shall give the Agent, no later than 10:00 a.m., Boston time, at least three (3) Business Days prior written notice of any prepayment pursuant to this Section 3.3, in each case specifying the proposed date of payment of Loans and the principal amount to be paid.

         Section 3.4. Partial Prepayments. Each partial prepayment of the Loans under Section 3.2 and Section 3.3 shall be in the minimum amount of $500,000.00 or an integral multiple of $100,000 in excess thereof (unless the Loans are being prepaid in full), shall be accompanied by the payment of accrued interest on the principal prepaid to the date of payment and, after payment of such interest, shall be applied, in the absence of instruction by the Borrower, first to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans.

         Section 3.5. Effect of Prepayments. Amounts of the Loans prepaid under Section 3.2 and Section 3.3 prior to the Maturity Date may be reborrowed as provided in Section 2. Except as otherwise expressly provided herein, all payments shall first be applied to accrued but unpaid interest and then to principal.

         Section 3.6. Proceeds from Debt or Equity Offering. The Borrower shall cause all gross proceeds of each and every Debt Offering and Equity Offering, less all reasonable costs, fees, expenses, underwriting commissions, fees and discounts incurred in connection therewith, to be promptly paid by the Borrower to the Agent for the account of the Banks as a prepayment of the Loans to the extent of the outstanding balance of the Loans; provided that, subject to the limitations contained in Section 3.2(b) above, the Borrower shall not as a result of this Section 3.6 be required to reduce the principal balance of the Loans to less than $50,000,000.00.

         Section 4.  CERTAIN GENERAL PROVISIONS.

         Section 4.1.  Conversion Options.

                 (a) The Borrower may elect from time to time to convert any outstanding Loan to a Loan of another Type and such Loan shall thereafter bear interest as a Base Rate Loan or a Eurodollar Rate Loan, as applicable; provided that (i) with respect to any such conversion of a Eurodollar Rate Loan to a Base Rate Loan, the Borrower shall give the Agent at least three Business Days' prior written notice of such election, and such conversion shall only be made on the last day of the Interest Period with respect to such Eurodollar Rate Loan; (ii) with respect to any such conversion of a Base Rate Loan to a Eurodollar Rate Loan, the Borrower shall give the Agent at least four Eurodollar Business Days' prior written notice of such election and the Interest Period requested for such Loan, the principal amount of the Loan so converted shall be in a minimum aggregate amount of $2,000,000 or an integral multiple of $100,000 in excess thereof and, after giving effect to the making of such Loan, there shall be no more than five (5) Eurodollar Rate Loans outstanding at any one time; and (iii) no Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing. All or any part of the outstanding Loans of any Type may be converted as provided herein, provided that no partial conversion shall result in a Base Rate Loan in an aggregate principal amount of less than $1,000,000 or a Eurodollar Rate Loan in an aggregate principal amount of less than $2,000,000 and that the aggregate principal amount of each Loan shall be in an integral multiple of $100,000. On the date on which such conversion is being made, each Bank shall take, to the extent it deems it necessary to do so, such action as is necessary to transfer its Commitment Percentage of such Loans to its Domestic Lending Office or its Eurodollar Lending Office, as the case may be. Each Conversion Request relating to the conversion of a Base Rate Loan to a Eurodollar Rate Loan shall be irrevocable by the Borrower.

                 (b) Any Loan may be continued as such Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the terms of Section 4.1; provided that no Eurodollar Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the Interest Period relating thereto ending during the continuance of any Default or Event of Default.

                 (c) In the event that the Borrower does not notify the Agent of its election hereunder with respect to any Loan, such Loan shall be automatically converted to a Base Rate Loan at the end of the applicable Interest Period.

         Section 4.2. Closing Fee. The Borrower has previously paid to BankBoston closing fees pursuant to an Agreement Regarding Fees among the Borrower and BankBoston. BankBoston has paid to the Banks a closing fee in accordance with their separate agreement.

         Section 4.3. Agent's Fee. The Borrower shall pay to the Agent, for the Agent's own account, an Agent's fee calculated at the rate of $50,000.00 per year. The Agent's fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter or portion thereof. The Agent's fee for any partial calendar quarter shall be prorated.

         Section 4.4.  Funds for Payments.

                 (a) All payments of principal, interest, facility fees, Agent's fees, closing fees and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Agent, for the respective accounts of the Banks and the Agent, as the case may be, at the Agent's Head Office, not later than 3:00 p.m. (Boston time) on the day when due, in each case in immediately available funds. To the extent funds are available in such account, the Agent is hereby authorized to charge the account of the Borrower with BankBoston, on the dates when the amount thereof shall become due and payable, with the amounts of the principal of and interest on the Loans and all fees, charges, expenses and other amounts owing to the Agent and/or the Banks under the Loan Documents.

                 (b) All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Agent, for the account of the Banks or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks or the Agent to receive the same net amount which the Banks or the Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

         Section 4.5. Computations. All computations of interest on the Loans and of other fees to the extent applicable shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurodollar Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the records of the Agent from time to time shall be considered prima facie evidence of such amount.

         Section 4.6. Inability to Determine Eurodollar Rate. In the event that, prior to the commencement of any Interest Period relating to any Eurodollar Rate Loan, the Agent shall determine in the exercise of its good faith business judgment that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate for such Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower and the Banks) to the Borrower and the Banks. In such event (a) any Loan Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans and
(b) each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period thereof, become a Base Rate Loan, and the obligations of the Banks to make Eurodollar Rate Loans shall be suspended until the Agent determines in the exercise of its good faith business judgment that the circumstances giving rise to such suspension no longer exist, whereupon the Agent shall so notify the Borrower and the Banks.

         Section 4.7. Illegality. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or the interpretation or application thereof shall make it unlawful, or any central bank or other governmental authority having jurisdiction over a Bank or its Eurodollar Lending Office shall assert that it is unlawful, for any Bank to make or maintain Eurodollar Rate Loans, such Bank shall forthwith give notice of such circumstances to the Agent and the Borrower and thereupon (a) the commitment of the Banks to make Eurodollar Rate Loans or convert Loans of another type to Eurodollar Rate Loans shall forthwith be suspended and (b) the Eurodollar Rate Loans then outstanding shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law.

         Section 4.8. Additional Interest. If any Eurodollar Rate Loan or any portion thereof is repaid or is converted to a Base Rate Loan for any reason on a date which is prior to the last day of the Interest Period applicable to such Eurodollar Rate Loan, the Borrower will pay to the Agent upon demand for the account of the Banks in accordance with their respective Commitment Percentages, in addition to any amounts of interest otherwise payable hereunder, any amounts required to compensate the Banks for any losses, costs or expenses which may reasonably be incurred as a result of such payment or conversion, including, without limitation, an amount equal to daily interest for the unexpired portion of such Interest Period on the Eurodollar Rate Loan or portion thereof so repaid or converted at a per annum rate equal to the excess, if any, of (a) the interest rate calculated on the basis of the Eurodollar Rate applicable to such Eurodollar Rate Loan (including any spread over such Eurodollar Rate) minus (b) the yield obtainable by the Agent upon the purchase of debt securities customarily issued by the Treasury of the United States of America which have a maturity date most closely approximating the last day of such Interest Period (it being understood that the purchase of such securities shall not be required in order for such amounts to be payable).

         Section 4.9. Additional Costs, Etc. Notwithstanding anything herein to the contrary, if any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and legally binding interpretations thereof by any competent court or by any governmental or other regulatory body or official with appropriate jurisdiction charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

                 (a) subject any Bank or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the other Loan Documents, such Bank's Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Bank or the Agent), or

                 (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any Loans or any other amounts payable to any Bank under this Agreement or the other Loan Documents, or

                 (c) impose or increase or render applicable any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or commitments of an office of any Bank, or

                 (d) impose on any Bank or the Agent any other conditions or requirements with respect to this Agreement, the other Loan Documents, the Loans, such Bank's Commitment, or any class of loans or commitments of which any of the Loans or such Bank's Commitment forms a part; and the result of any of the foregoing is

                          (i)     to increase the cost to any Bank of making,
funding, issuing, renewing, extending or maintaining any of the Loans or such Bank's Commitment, or

                          (ii)    to reduce the amount of principal, interest
or other amount payable to such Bank or the Agent hereunder on account of such Bank's Commitment or any of the Loans, or

                          (iii)   to require such Bank or the Agent to make any
payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Agent from the Borrower hereunder, then, and in each such case, the Borrower will, within thirty (30) days of demand made by such Bank or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank or the Agent such additional amounts as such Bank or the Agent shall determine in good faith to be sufficient to compensate such Bank or the Agent for such additional cost, reduction, payment or foregone interest or other sum. Each Bank and the Agent in determining such amounts may use any reasonable averaging and attribution methods, generally applied by such Bank or the Agent. Notwithstanding the foregoing, the Borrower shall have the right, in lieu of making the payment referred to in this Section 4.9, to prepay the

Loan of the applicable Bank within thirty (30) days of such demand and avoid the payment of the amounts otherwise due under this Section 4.9, provided, however, that the Borrower shall be required to pay together with such prepayment of the Loan all other costs, damages and expenses otherwise due under Section 4.8 of this Agreement as a result of such prepayment, and following such prepayment, the Total Commitment shall be reduced by the amount of the Loan so prepaid, and the Commitment Percentages of the remaining Banks shall be adjusted based on the percentage that each Bank's Commitment bears to the adjusted Total Commitment.

         Section 4.10. Capital Adequacy. If after the date hereof any Bank reasonably determines that (a) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by any governmental authority charged with the administration thereof, or (b) compliance by such Bank or its parent bank holding company with any guideline, request or directive of any such entity regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on such Bank's or such holding company's capital as a consequence of such Bank's commitment to make Loans hereunder to a level below that which such Bank or holding company could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or such holding company's then existing policies with respect to capital adequacy and assuming the full utilization of such entity's capital) by any amount deemed by such Bank to be material, then such Bank may notify the Borrower thereof. The Borrower agrees to pay to such Bank the amount of such reduction in the return on capital as and when such reduction is determined, upon presentation by such Bank of a statement of the amount setting forth the Bank's calculation thereof. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

         Section 4.11. Indemnity of Borrower. The Borrower agrees to indemnify each Bank and to hold each Bank harmless from and against any loss, cost or expense that such Bank may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain its Eurodollar Rate Loans, or (b) default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a Loan Request or a Conversion Request (excluding, however, any Loan Request that pursuant to Section 2.6 may be revoked without penalty and the deemed withdrawal of a Loan Request pursuant to
Section 4.6), or (c) default by the Borrower in making the payments or performing its obligations under Sections 4.8, 4.9, 4.10, 4.12 or 4.13.

         Section 4.12. Interest on Overdue Amounts; Late Charge. Overdue principal and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest payable on demand at a rate per annum equal to four percent (4.0%) above the Base Rate until such amount shall be paid in full (after as well as before judgment), or if such rate shall exceed the maximum rate permitted by law, then at the maximum rate permitted by law. In addition, the Borrower shall pay a late charge equal to three percent (3%) of any amount of interest and/or principal payable on the

Loans or any other amounts payable hereunder or under the Loan Documents, which is not paid within ten days of the date when due.

         Section 4.13. Certificate. A certificate, prepared in good faith by a Bank consistent with such Bank's practice in calculating such amounts, setting forth any amounts payable pursuant to Section 4.8, Section 4.9, Section 4.10, Section 4.11 or Section 4.12 and a brief explanation of such amounts which are due, submitted by any Bank or the Agent to the Borrower, shall be conclusive in the absence of manifest error.

         Section 4.14. Limitation on Interest. Notwithstanding anything in this Agreement to the contrary, all agreements between the Borrower and the Banks and the Agent, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any of the Obligations or otherwise, shall the interest contracted for, charged or received by the Banks exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Banks in excess of the maximum lawful amount, the interest payable to the Banks shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Banks shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Obligations and to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal of the Obligations, such excess shall be refunded to the Borrower. All interest paid or agreed to be paid to the Banks shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Obligations (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This section shall control all agreements between the Borrower and the Banks and the Agent.

         Section 5.  COLLATERAL SECURITY AND GUARANTY.

         Section 5.1. Security. The Banks have agreed to make the Loans to the Borrower on an unsecured basis. Notwithstanding the foregoing, the Obligations shall be guaranteed by Guarantor pursuant to the Guaranty.

         Section 5.2. Subsidiary Guarantors. In the event that the Borrower shall after the Closing Date have an Investment in any Subsidiary in which Borrower directly or indirectly owns a one hundred percent (100%) interest and in which the Borrower has control over all major day-to-day decisions with respect to the operation of such entity, Borrower shall cause such Subsidiary to execute and deliver to Agent a Guaranty, and such Subsidiary shall become a Guarantor hereunder. The Borrower shall further cause such Subsidiary to become a party to the Contribution Agreement. The organizational agreements of such Subsidiary or such other resolutions or consents satisfactory to Agent shall specifically authorize such Subsidiary to guarantee the Obligations. The Borrower shall further cause all representations, covenants and agreements in the Loan Documents with respect to Guarantors to be true and correct with respect to such Guarantor. In connection with the delivery of such Guaranty, the Borrower shall deliver to the Agent such organizational documents, resolutions, consents, opinions and other documents and instruments as the Agent may reasonably require.

         Section 6.  REPRESENTATIONS AND WARRANTIES.

         The Borrower represents and warrants to the Agent and the Banks as follows.

         Section 6.1.  Corporate Authority, Etc.

                 (a) Organization; Good Standing. The Borrower is a Delaware limited partnership duly organized pursuant to a Limited Partnership Agreement and a Limited Partnership Certificate dated February 9, 1994 filed with the Secretary of State of Delaware and is validly existing and in good standing under the laws of Delaware. The General Partner is a Delaware corporation duly organized pursuant to its Articles of Incorporation and amendments thereto filed with the Secretary of State of Delaware and is validly existing and in good standing under the laws of Delaware. Crescent Guarantor is a Texas real estate investment trust duly organized pursuant to its Declaration of Trust and amendments thereto filed with the Secretary of State of Texas and is validly existing and in good standing under the laws of the State of Texas. The Subsidiary Guarantors are limited partnerships, limited liability companies or other entities duly organized and validly existing and in good standing under the laws of their respective State of organization.
Each of the Borrower, the General Partner and the Guarantor (i) has all requisite power to own its respective properties and conduct its respective business as now conducted and as presently contemplated, and (ii) as to the Borrower, is in good standing as a foreign entity and is duly authorized to do business in the jurisdictions where its respective Real Estate is located to the extent required, and as to the Borrower, the General Partner and the Guarantor, in each other jurisdiction where a failure to be so qualified in such other jurisdiction could have a materially adverse effect on the business, assets or financial condition of such Person. Crescent Guarantor is a real estate investment trust in full compliance with and entitled to the benefits of
Section 856 of the Code. The Borrower is a qualified subsidiary of a real estate investment trust within the meaning of the Code.

                 (b) Subsidiaries; Investment Partnerships. Each of the Subsidiaries and Investment Partnerships of the Borrower (i) is a corporation, limited partnership, limited liability company or trust duly organized under the laws of its State of organization and is validly existing and in good standing under the laws thereof, (ii) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated and (iii) is in good standing and is duly authorized to do business in each jurisdiction where a failure to be so qualified could have a materially adverse effect on the business, assets or financial condition such Person.

                 (c) Authorization. The execution, delivery and performance of this Agreement and the other Loan Documents to which the Borrower, the General Partner or the Guarantor is or is to become a party and the transactions contemplated hereby and thereby (i) are within the authority of such Person, (ii) have been duly authorized by all necessary proceedings on the part of such Person, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Person is subject or any judgment, order, writ, injunction, license or permit applicable to such Person, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the articles of incorporation, partnership agreement, declaration of trust or other charter documents or bylaws of, or any agreement or other instrument binding upon, such Person or any of its properties, and (v), except as provided in the Loan Documents, do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Person.

                 (d) Enforceability. The execution and delivery of this Agreement and the other Loan Documents to which the Borrower, the General Partner or the Guarantor is or is to become a party are valid and legally binding obligations of such Person enforceable in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         Section 6.2. Governmental Approvals. The execution, delivery and performance of this Agreement and the other Loan Documents to which the Borrower, the General Partner or the Guarantor is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

         Section 6.3.  Title to Properties; Leases.  Except as set forth on
Schedule 6.3 hereto, the Borrower and its Subsidiaries own all of the assets reflected in the consolidated balance sheet of the Borrower as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Liens permitted by this Agreement. Without limiting the foregoing, the Borrower and its Subsidiaries and Investment Partnerships have good and marketable (or with respect to any properties in Texas, good and indefeasible) fee simple title to or leasehold estate in all real property reasonably necessary for the operation of its business, free from all liens or encumbrances of any nature whatsoever, except for Permitted Liens. The Borrower or its Subsidiaries is the insured under owners' policies of title insurance covering all real property owned by it, in each case in an amount not less than the purchase price for such real property.

         Section 6.4. Financial Statements. The Borrower has furnished or caused Guarantor to furnish to each of the Banks: (a) the consolidated balance sheet of the Borrower and its Subsidiaries and of Guarantor and its Subsidiaries as of the Balance Sheet Date certified by the chief financial or accounting officer of the General Partner and Guarantor, respectively, as fairly presenting the balance sheet of such Persons for such period, and (b) certain other financial information relating to the Borrower, Guarantor and
their Subsidiaries requested by the Agent.   Guarantor has
furnished to each of the Banks the consolidated balance sheet of Guarantor and its Subsidiaries as of the Balance Sheet Date. Such balance sheet and statements have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of the Borrower and Guarantor and their respective Subsidiaries as of such dates and the results of the operations of the Borrower and Guarantor and their respective Subsidiaries for such periods. There are no liabilities, contingent or otherwise, of the Borrower, Guarantor or any of their respective Subsidiaries involving material amounts not disclosed in said financial statements and the related notes thereto.

         Section 6.5. No Material Changes. Since the Balance Sheet Date, there has occurred no materially adverse change in the financial condition or business of the Borrower, the Guarantor and their respective Subsidiaries taken as a whole as shown on or reflected in the consolidated balance sheet of the Borrower and the Guarantor as of the Balance Sheet Date, or its consolidated statement of income or cash flows for the fiscal year then ended, other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of such Person and changes reflected in the consolidated balance sheet, consolidated statement of income or cash flows, or other financial information submitted to the Agent after the Balance Sheet Date.

         Section 6.6. Franchises, Patents, Copyrights, Etc. The Borrower, its Subsidiaries, its Investment Partnerships and the General Partner possess all franchises, patents, copyrights, trademarks, trade names, servicemarks, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of their business substantially as now conducted without known violation of any rights of others, except where a failure to possess such rights could not have a materially adverse effect on the business, assets or financial condition of such Person.

         Section 6.7. Litigation. Except as stated on Schedule 6.7 there are no actions, suits, proceedings or investigations of any kind pending or to the best of the Borrower's knowledge and belief threatened against the Borrower, the General Partner, the Guarantor or any of the Borrower's Subsidiaries or Investment Partnerships before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of such Person or materially impair the right of such Person to carry on business substantially as now conducted by it, or result in any liability not adequately covered by insurance, or for which adequate reserves are not maintained on the balance sheet of such Person, or which question the validity of this Agreement or any of the other Loan Documents, any action taken or to be taken pursuant hereto or thereto or any lien or security interest created or intended to be created pursuant hereto or thereto, or which will adversely affect the ability of such Person to pay and perform the Obligations in the manner contemplated by this Agreement and the other Loan Documents.

         Section 6.8. No Materially Adverse Contracts, Etc. Neither the Borrower, the General Partner, the Guarantor nor any of the Borrower's Subsidiaries or Investment Partnerships is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of such Person. Neither the Borrower, the General Partner, the Guarantor nor any of the Borrower's Subsidiaries or Investment Partnerships is a party to any contract or agreement that has or is expected, in the judgment of the partners or officers of such Person, to have any materially adverse effect on the business of any of them.

         Section 6.9. Compliance with Other Instruments, Laws, Etc. Neither the Borrower, the General Partner, the Guarantor nor any of the Borrower's Subsidiaries or Investment Partnerships is in violation of any provision of its partnership agreement, charter or other organizational documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of such Person.

         Section 6.10. Tax Status. The Borrower, the General Partner, the Guarantor and each of the Borrower's Subsidiaries and Investment Partnerships
(a) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, if applicable or required, except to the extent such Person has obtained an extension of the deadline to file such return, (b) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, if applicable or required, except those being contested in good faith and by appropriate proceedings or where a failure to so pay could not have a materially adverse effect on the business, assets or financial condition of such Person and (c) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, if applicable or required. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction except for those that are being contested as permitted by this Agreement, and the partners or officers of such Person know of no basis for any such claim.

         Section 6.11. No Event of Default. No Default or Event of Default has occurred and is continuing.

         Section 6.12. Holding Company and Investment Company Acts. Neither the Borrower, the General Partner, the Guarantor nor any of the Borrower's Subsidiaries or Investment Partnerships is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliate company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

         Section 6.13. Absence of UCC Financing Statements, Etc. Except with respect to Liens permitted by Section 8.2, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest or security title in, any property of the Borrower or its Subsidiaries or rights thereunder.

         Section 6.14. Certain Transactions. Except as set forth in the Prospectus, none of the partners, officers, trustees, directors, or employees of the Borrower, the General Partner, the Guarantor or any of the Borrower's Subsidiaries is a party to any material transaction with the Borrower or any of its Subsidiaries (other than for services as partners, employees, officers, trustees and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any partner, officer, trustee, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any partner, officer, trustee, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, unless such contract, agreement or other arrangement is an arms-length arrangement with terms comparable to those which would be obtained from an unaffiliated Person or is otherwise approved by the Agent. For the purposes of this Section 6.14, a transaction shall be deemed "material" to the extent such transaction would be required to be disclosed to the shareholders of Crescent Guarantor pursuant to applicable securities laws (including, without limitation, Item 404 of Regulation SK promulgated by the SEC).

         Section 6.15. Employee Benefit Plans. The Borrower and each ERISA Affiliate has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan. Neither the Borrower nor any ERISA Affiliate has (a) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan, (b) failed to make any contribution or payment to any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan, or made any amendment to any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code, or (c) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA. None of the Real Estate constitutes a "plan asset" of any Employee Plan, Multiemployer Plan or Guaranteed Pension Plan.

         Section 6.16. Regulations U and X. No portion of any Loan is to be used by Borrower for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

         Section 6.17. Environmental Compliance. The Borrower has taken all commercially reasonable steps necessary to investigate the past and present conditions and usage of the Real Estate and the operations conducted thereon and, based upon such investigation, makes the following representations and warranties. All of the representations and warranties in this Section 6.17 with respect to the Real Estate shall be deemed to except to the matters specifically set forth in the written environmental site assessment reports with respect thereto provided to the Agent on or before thirty (30) days after receipt of written notice from the Agent of those environmental reports that are in Agent's possession with respect to existing Real Estate, or within sixty (60) days of the acquisition of Real Estate with respect to Real Estate acquired after the date hereof, provided that, except for any such exceptions approved by the Majority Banks, none of such exceptions may individually or in the aggregate have a materially adverse effect on the business, assets or financial condition of the Borrower, the General Partner or any of the Borrower's Subsidiaries or Investment Partnerships.

                 (a) To the best of the Borrower's knowledge, none of the Borrower, the General Partner or the Borrower's Subsidiaries or Investment Partnerships or any operator of the Real Estate, or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to the environment (hereinafter "Environmental Laws"), which violation involves the Real Estate and would have a material adverse effect on the environment or the business, assets or financial condition of such Person.

                 (b) Neither the Borrower, the General Partner nor any of the Borrower's Subsidiaries or Investment Partnerships has received notice from any third party including, without limitation, any federal, state or local governmental authority, (i) that it has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986); (ii) that any hazardous waste, as defined by 42 U.S.C. Section 9601(5), any hazardous substances as defined by 42 U.S.C.
Section 9601(14), any pollutant or contaminant as defined by 42 U.S.C. Section 9601(33) or any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which it has generated, transported or disposed of have been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the Borrower, the General Partner or any of the Borrower's Subsidiaries or Investment Partnerships conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances.

                 (c) To the best of the Borrower's knowledge, or in the case of Real Estate acquired after the date hereof, to the best of the Borrower's knowledge except as may be disclosed to Agent in writing upon the acquisition of the same: (i) no portion of the Real Estate has been used as a landfill or for dumping or for the handling, processing, storage or disposal of

Hazardous Substances except in accordance with applicable Environmental Laws, and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate; (ii) in the course of any activities conducted by the Borrower, the General Partner, the Borrower's Subsidiaries or Investment Partnerships or the operators of any of their properties, no Hazardous Substances have been generated or are being used on the Real Estate except in the ordinary course of business and in accordance with applicable Environmental Laws; (iii) there has been no past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping (a "Release") or threatened Release of Hazardous Substances on, upon, into or from the Real Estate, which Release would have a material adverse effect on the value of any of the Real Estate or adjacent properties or the environment; (iv) there have been no Releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (v) any Hazardous Substances that have been generated on any of the Real Estate have been transported off-site only by carriers having an identification number issued by the EPA or approved by a state or local environmental regulatory authority having jurisdiction regarding the transportation of such substance and treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under all applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Borrower's knowledge, operating in compliance with such permits and applicable Environmental Laws.

                 (d) Neither the Borrower, the General Partner, the Borrower's Subsidiaries, nor any Real Estate is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or to the effectiveness of any other transactions contemplated hereby.

         Section 6.18. Subsidiaries; Investment Partnerships. Schedule 6.18(a) sets forth, as of the date hereof, all of the Subsidiaries of the Borrower, the form and jurisdiction of organization of each of the Subsidiaries, and the Borrower's ownership interest therein. Schedule 6.18(b) sets forth, as of the date hereof, all of the Investment Partnerships of the Borrower, the form and jurisdiction of organization of each of the Investment Partnerships, the Borrower's ownership interest therein and the other owners of the Investment Partnership.

         Section 6.19. Loan Documents. All of the representations and warranties made by or on behalf of the Borrower, the General Partner, the Guarantor and the Borrower's Subsidiaries and Investment Partnerships made in this Agreement and the other Loan Documents or any document or instrument delivered to the Agent or the Banks pursuant to or in connection with any of such Loan Documents are true and correct in all material respects, and neither the Borrower nor the Guarantor has failed to disclose such information as is necessary to make such representations and warranties not misleading.

         Section 6.20. Property. All of the Borrower's and its Subsidiaries' and Investment Partnerships' Real Estate are in good condition and working order subject to ordinary wear and tear, other than with respect to deferred maintenance existing as of the date of acquisition of such property which is being corrected or repaired in the ordinary course of business. The Borrower further has completed an appropriate investigation of the environmental condition of each such property owned or leased by the Borrower or its Subsidiaries or Investment Partnerships as of the later of the date of the Borrower's, such Subsidiary's or such Investment Partnership's purchase thereof or the date upon which such property was last security for Indebtedness of the Borrower, such Subsidiary or such Investment Partnership, including preparation or updating of a "Phase I" report and, if recommended by the "Phase I" report, a "Phase II" report, in each case prepared by a recognized environmental engineer in accordance with customary standards which discloses that such property is not in violation of the representations and covenants set forth in this Agreement, unless satisfactory remediation actions are being taken. There are no unpaid or outstanding real estate or other taxes or assessments on or against any property of the Borrower or any of its Subsidiaries or Investment Partnerships which are payable by the Borrower or its Subsidiaries or Investment Partnerships (except only real estate or other taxes or assessments, that are not yet due and payable or are being protested as permitted by this Agreement). There are no pending eminent domain proceedings against any property of the Borrower or its Subsidiaries or Investment Partnerships or any part thereof, and, to the knowledge of the Borrower, no such proceedings are presently threatened or contemplated by any taking authority which may individually or in the aggregate have any materially adverse effect on the business or financial condition of the Borrower. None of the property of Borrower or its Subsidiaries or Investment Partnerships is now damaged as a result of any fire, explosion, accident, flood or other casualty in any manner which individually or in the aggregate would have any materially adverse effect on the business or financial condition of the Borrower.

         Section 6.21. Brokers. Neither the Borrower nor any of its Subsidiaries has engaged or otherwise dealt with any broker, finder or similar entity in connection with this Agreement or the Loans contemplated hereunder.

         Section 6.22. Partners and the Guarantor. General Partner is the sole general partner of the Borrower and owns a 1% partnership interest in the Borrower. Crescent Guarantor is the sole shareholder of the General Partner. Crescent Guarantor is a limited partner of the Borrower and as of the date of this Agreement owns approximately an 89% limited partnership interest in the Borrower. Crescent Guarantor owns no assets other than its stock in the General Partner, its interest in the Borrower as the Limited Partner, Cash and Short-Term Investments.

         Section 6.23. Solvency. As of the Closing Date and after giving effect to the transactions contemplated by this Agreement and the other Loan Documents, including all of the Loans to be made hereunder, neither the Borrower nor the Guarantor is insolvent on a balance sheet basis such that the sum of such Person's assets exceeds the sum of such Person's liabilities, the Borrower and the Guarantor are able to pay their respective debts as they become due, and the Borrower and the Guarantor have sufficient capital to carry on their respective businesses.

         Section 6.24. Other Debt. None of the Borrower, the Guarantor nor any of their respective Subsidiaries nor any of the Investment Partnerships is in default of the payment of any Indebtedness or the terms of any other mortgage, deed of trust, security agreement, financing agreement, indenture or other material lease or agreement to which any of them is a party which relates to Indebtedness or other obligations which individually or in the aggregate exceed $1,000,000.00. None of the Borrower or the Guarantor is a party to or bound by any agreement, instrument or indenture that may require the subordination in right or time of payment of any of the Obligations to any other indebtedness or obligation of the Borrower or the Guarantor. The Borrower and the Guarantor have made available to the Agent copies of all agreements, mortgages, deeds of trust, financing agreements or other material agreements binding upon the Borrower and the Guarantor and their Subsidiaries or their respective properties and entered into by the Borrower or the Guarantor and their Subsidiaries as of the date of this Agreement with respect to any Indebtedness of such Borrower or Guarantor and their Subsidiaries.

         Section 6.25. Magellan Transaction. As of the date hereof, the Borrower has provided the Agent with correct and complete copies of all documentation relating to the Borrower's acquisition of the Behavioral Healthcare Facilities from Magellan.

         Section 6.26. Contribution Agreement. The Borrower and the Subsidiary Guarantors have executed and delivered the Contribution Agreement, and the Contribution Agreement constitutes the valid and legally binding obligations of such parties enforceable against them in accordance with the terms and provisions thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         Section 6.27. Applicability of Representations and Warranties to Residential Corporations and Investment Partnerships. By acceptance of this Agreement, the Banks agree that the representations and warranties made by Borrower with respect to Investment Partnerships in which the Borrower does not own a controlling interest or otherwise control the day to day business operations shall be limited to the best of Borrower's knowledge and belief.

         Section 7.  AFFIRMATIVE COVENANTS OF THE BORROWER.

         The Borrower covenants and agrees that, so long as any Loan or Note is outstanding or any Bank has any obligation to make any Loans:

         Section 7.1. Punctual Payment. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans and all interest and fees provided for in this Agreement, all in accordance with the terms of this Agreement and the Notes as well as all other sums owing pursuant to the Loan Documents.

         Section 7.2. Maintenance of Office. The Borrower will maintain its chief executive office at 777 Main Street, Suite 2100, Tarrant County, Fort Worth, Texas, or at such other place in the United States of America as the Borrower shall designate upon prior written notice to the Agent and the Banks, where notices, presentations and demands to or upon the Borrower in respect of the Loan Documents may be given or made.

         Section 7.3. Records and Accounts. The Borrower will (a) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles and (b) maintain reasonably adequate accounts and reserves for all taxes (including income taxes), depreciation and amortization of its properties and the properties of its Subsidiaries, contingencies and other reserves. Neither the Borrower nor any of its Subsidiaries shall, without the prior written consent of the Majority Banks make any material change to the accounting procedures used by such Person in preparing the financial statements and other information described in Section 6.4.

         Section 7.4. Financial Statements, Certificates and Information. The Borrower will deliver to the Agent:

                 (a) as soon as practicable, but in any event not later than 95 days after the end of each fiscal year of the Borrower and the Crescent Guarantor, the audited consolidated balance sheet of the Borrower and its Subsidiaries and the Crescent Guarantor at the end of such year, and the related audited consolidated statements of income, changes in capital and cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and accompanied by an auditor's report prepared without qualification by Arthur Andersen & Co. or by another "Big Six" accounting firm, and any other information the Banks may need to complete a financial analysis of the Borrower, together with a written statement from such accountants to the effect that they have read a copy of this Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default; provided that such accountants shall not be liable to the Agent or the Banks for failure to obtain knowledge of any Default or Event of Default;

                 (b) as soon as practicable, but in any event not later than 45 days after the end of each fiscal quarter of the Borrower (including the fourth fiscal quarter in each year), copies of the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarter, and the related unaudited consolidated statements of income, changes in capital and cash flows for the portion of the Borrower's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the General Partner that the information contained in such financial statements fairly presents the financial position of the Borrower and its Subsidiaries on the date thereof (subject to year-end adjustments);

                 (c) contemporaneously with the delivery of the financial statements referred to in clause (a) above, a statement of all contingent liabilities of the Borrower and its Subsidiaries which are not reflected in such financial statements or referred to in the notes thereto (including, without limitation, all guarantees, endorsements and other contingent obligations in respect of indebtedness of others, and obligations to reimburse the issuer in respect of any letters of credit);

                 (d) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement (a "Compliance Certificate") certified by the principal financial or accounting officer of the General Partner in the form of Exhibit C hereto setting forth in reasonable detail computations evidencing compliance with the covenants contained in Section 9 and the other covenants described therein, and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date;

                 (e) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above and the Compliance Certificate referred to in subsection (d) above, a spreadsheet listing each parcel of Real Estate and its location, date of acquisition, whether such Real Estate is owned by the Borrower or a Subsidiary or Investment Partnership, size (square footage for office, retail, industrial and warehouse assets; number of rooms for hotel/resort assets; and number of beds for behavioral healthcare facilities), occupancy level for the quarter most recently ended, cost (appraised value if acquired prior to October, 1995), rolling four quarter Net Income (actual lease payments received by the Borrower for hotel/resort assets and behavioral healthcare facilities) and for office building, retail, industrial and warehouse assets, the major tenants and percentage of gross leasable area occupied;

                 (f) not later than 60 days following each acquisition of an interest in Real Estate by the Borrower or any of its Subsidiaries or Investment Partnerships (which for the purposes of this Section 7.4(f) shall include the Investments described in Section 8.3(i)), each of the following (provided that with respect to the Investments described in Section 8.3(i), the following items shall be provided to the extent the same are reasonably available to the Borrower or its Subsidiaries or Investment Partnerships): (i) a description of the property acquired, and (ii) a Compliance Certificate prepared using the financial statements of the Borrower most recently provided or required to be provided to the Banks under Section 6.4 or this Section 7.4 adjusted in the best good-faith estimate of the Borrower to give effect to such acquisition and demonstrating that no Default or Event of Default with respect to the covenants referred to therein shall exist after giving effect to such acquisition;

                 (g) promptly after they are filed with the Internal Revenue Service, copies of all annual federal income tax returns and amendments thereto of the Borrower, the General Partner and the Limited Partner;

                 (h) prior to the acquisition by the Borrower of any Real Estate or interest therein costing in excess of $1,000,000.00, a statement of Borrower that no Default or Event of Default exists or would be caused as a result of such acquisition;

                 (i) not later than five (5) Business Days after the Borrower receives notice of the same from either of the Rating Agencies or otherwise learns of the same, notice of the issuance of any change in the rating by either of the Rating Agencies in respect of any debt of the Borrower (including any change in an Implied Rating), together with the details thereof, and of any announcement by either of the Rating Agencies that any such rating is "under review" or that any such rating has been placed on a watch list or that any similar action has been taken by either of the Rating Agencies (collectively a "Rating Notice");

                 (j) such financial statements and other information with respect to CBHS as shall be reasonably required by the Agent to test compliance with the covenants contained in Section 9.11; and

                 (k) from time to time such other financial data and information in the possession of the Borrower or its Subsidiaries or Investment Partnerships (including without limitation auditors' management letters, property inspection and environmental reports and information as to zoning and other legal and regulatory changes affecting the Borrower or its Subsidiaries or Investment Partnerships) as the Agent may reasonably request.

         Section 7.5.  Notices.

                 (a) Defaults. The Borrower will promptly notify the Agent in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Agreement or under any note, obligation or other evidence of indebtedness to which or with respect to which the Borrower, the General Partner, the Guarantor or any of the Borrower's Subsidiaries or Investment Partnerships is a party or obligor, whether as principal or surety, and such default would permit the holder of such note or obligation or other evidence of indebtedness to accelerate the maturity thereof, which acceleration would have a material adverse effect on the Borrower, the General Partner, the Guarantor or any of the Borrower's Subsidiaries or Investment Partnerships, the Borrower shall forthwith give written notice thereof to the Agent describing the notice or action and the nature of the claimed default.

                 (b) Environmental Events. The Borrower will promptly give notice to the Agent (i) upon the Borrower obtaining knowledge of any potential or known Release, or threat of Release, of any Hazardous Substances at or from any Real Estate of the Borrower or its Subsidiaries or Investment Partnerships; (ii) of any violation of any Environmental Law that the Borrower or any of its Subsidiaries or Investment Partnerships reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency and (iii) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any federal, state or local environmental agency or board, that in either case involves any Real Estate of the Borrower or its Subsidiaries or Investment Partnerships or has the potential to materially affect the assets, liabilities, financial conditions or operations of the Borrower or any Subsidiary or Investment Partnership.

                 (c) Notice of Litigation and Judgments. The Borrower will give notice to the Agent in writing within 15 days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrower, the General Partner, any of the Borrower's Subsidiaries or Investment Partnerships or the Guarantor or to which any of such persons is or is to become a party involving an uninsured claim against any of such Persons that could reasonably be expected to have a materially adverse effect on such Person and stating the nature and status of such litigation or proceedings. The Borrower will give notice to the Agent, in writing, in form and detail satisfactory to the Agent and each of the Banks, within ten days of any judgment not covered by insurance, whether final or otherwise, against the Borrower, the General Partner, any of the Borrower's Subsidiaries or Investment Partnerships or the Guarantor in an amount in excess of $500,000.00.

                 (d) Notice of Proposed Sales, Encumbrances, Refinance or Transfer of Property. The Borrower will give notice to the Agent of any proposed or completed sale, encumbrance, refinance or transfer by the Borrower or its Subsidiaries or Investment Partnerships of any Real Estate or any other Investment described in Section 8.3(i) within any fiscal quarter of the Borrower, such notice to be submitted together with the Compliance Certificate provided or required to be provided to the Banks under Section 7.4 with respect to such fiscal quarter. The Compliance Certificate shall with respect to any proposed or completed sale, encumbrance, refinance or transfer be adjusted in the best good-faith estimate of the Borrower to give effect to such sale, encumbrance, refinance or transfer and demonstrate that no Default or Event of Default with respect to the covenants referred to therein shall exist after giving effect to such sale, encumbrance, refinance or transfer.
Notwithstanding the foregoing, in the event of any sale, encumbrance, refinance or transfer by the Borrower or its Subsidiaries or Investment Partnerships of any Real Estate or any other Investment described in Section 8.3(i) involving an amount in excess of $35,000,000.00, the Borrower shall promptly give notice to the Agent of such transaction, which notice shall be accompanied by a Compliance Certificate prepared using the financial statements of the Borrower most recently provided or required to be provided to the Banks under Section
6.4 or Section 7.4 adjusted as provided in the preceding sentence.

         Section 7.6.  Existence; Maintenance of Properties.

                 (a) The Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a Delaware limited partnership. The Borrower will cause each of its Subsidiaries and Investment Partnerships to do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence. The Borrower will do or cause to be done all things necessary to preserve and keep in full force all of its material rights and franchises and those of its Subsidiaries and Investment Partnerships. The Borrower will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by it and in related businesses, unless otherwise consented to by the Majority Banks.

                 (b) Irrespective of whether proceeds of the Loans are available for such purpose, the Borrower (i) will cause all of its properties and those of its Subsidiaries and Investment Partnerships used or useful in the conduct of its business or the business of its Subsidiaries and Investment Partnerships to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment, and (ii) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof in all cases in which the failure so to do would have a material adverse effect on the condition of its properties or on the financial condition, assets or operations of the Borrower and its Subsidiaries.

         Section 7.7. Insurance. The Borrower will procure and maintain or cause to be procured and maintained insurance covering the Borrower and the Guarantor and their respective Subsidiaries and Investment Partnerships and their respective properties (the cost of such insurance to be borne by the insured thereunder) in such amounts and against such risks and casualties as are customary for properties of similar character and location, due regard being given to the type of improvements thereon, their construction, location, use and occupancy.

         Section 7.8. Taxes. The Borrower and each Subsidiary and Investment Partnership will duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and upon the Real Estate, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower or such Subsidiary or Investment Partnership shall have set aside on its books reasonably adequate reserves with respect thereto; and provided, further, that forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor, the Borrower and each Subsidiary and Investment Partnership of the Borrower either (i) will provide a bond issued by a surety reasonably acceptable to the Agent and sufficient to stay all such proceedings or (ii) if no such bond is provided, will pay each such tax, assessment, charge, levy or claim.

         Section 7.9. Inspection of Properties and Books. The Borrower shall permit the Banks, through the Agent or any representative designated by the Agent, to visit and inspect any of the properties of the Borrower or any of its Subsidiaries or Investment Partnerships, to examine the books of account of the Borrower and its Subsidiaries and Investment Partnerships (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries and Investment Partnerships with, and to be advised as to the same by, its officers, all at such reasonable times and intervals as the Agent or any Bank may reasonably request. The Agent shall use good faith efforts to coordinate such visits and inspections so as to minimize the interference with and disruption to the Borrower's normal business operations. From and after the occurrence of an Event of Default which is continuing, the Borrower shall bear the costs and expenses incurred by Agent or its representatives in conducting such visits or inspections.

         Section 7.10. Compliance with Laws, Contracts, Licenses, and Permits. The Borrower will comply with, and will cause each of its Subsidiaries and Investment Partnerships to comply in all respects with (i) all applicable laws and regulations now or hereafter in effect wherever its business is conducted, including all Environmental Laws, (ii) the provisions of its corporate charter, partnership agreement or declaration of trust, as the case may be, and other charter documents and bylaws, (iii) the Prospectus, (iv) all agreements and instruments (other than the Loan Documents) to which it is a party or by which it or any of its properties may be bound, (v) all applicable decrees, orders, and judgments, and (vi) all licenses and permits required by applicable laws and regulations for the conduct of its business or the ownership, use or operation of its properties, except when a failure to so comply with the foregoing (i) - (vi) would not have a material adverse effect on the business, assets or financial condition of the Borrower or such Subsidiary or Investment Partnership. If at any time while any Loan or Note is outstanding or the Banks have any obligation to make Loans hereunder, any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower may fulfill any of its obligations hereunder, the Borrower will immediately take or cause to be taken all steps necessary to obtain such authorization, consent, approval, permit or license.

         Section 7.11. Further Assurances. The Borrower will cooperate with, and will cause each of its Subsidiaries to cooperate with the Agent and the Banks and execute such further instruments and documents as the Banks or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

         Section 7.12. Ownership of Real Estate. All interests (whether direct or indirect) of the Borrower, the General Partner, the Guarantor or their respective Subsidiaries or the Borrower's Investment Partnerships in income- producing real estate assets acquired after the date hereof shall be owned directly by the Borrower or, subject to the terms of Section 8.3(m), Investment Partnerships (other than interests in residential real estate developments held by the Residential Corporations and other than as specifically permitted in Section 8.14).

         Section 7.13. Investment Advisor. The Borrower shall be self-directed and the Borrower shall not retain or otherwise rely on any other Person for investment advisory services.

         Section 7.14. Non-Competition Agreements. The Non-Competition Agreements have been duly executed and delivered, are in full force and effect, and are the legal, valid and binding obligations of the parties thereto, enforceable in accordance with their terms. Without the prior written consent of the Agent, the Borrower shall not (a) amend or modify any of the Non-Competition Agreements, (b) terminate or surrender any of the Non-Competition Agreements, or (c) waive or release any other party thereto from the performance or observation by such Person of any obligation or condition of any of the Non-Competition Agreements (provided that the foregoing shall not prohibit Richard E. Rainwater, Gerald W. Haddock or John C. Goff from obtaining waivers to specific transactions from a majority of the independent directors of Crescent Guarantor as provided therein). The Borrower shall, at no cost or expense to the Agent, enforce, short of termination, the performance and observance of each and every term, condition and covenant of each of the Non-Competition Agreements to be performed or observed by the other parties thereunder, and appear in and defend any action arising out of, or in any manner connected with, any of the Non-Competition Agreements, and give prompt notice to the Agent of any claim of default under any of the Non-Competition Agreements, whether given by the Borrower to the other party thereto, or given by the other party thereto to the Borrower.

         Section 7.15. Business Operations. The Borrower shall operate its business substantially as described in the Prospectus and in compliance with the terms and conditions of this Agreement and the Loan Documents.

         Section 7.16.    Intentionally Omitted.

         Section 7.17.  Limiting Agreements.

                 (a) Neither Borrower, the Guarantor, nor any of their respective Subsidiaries or Investment Partnerships shall enter into any agreement, instrument or transaction which has or may have the effect of prohibiting or limiting Borrower's ability to pledge to Agent Real Estate which is owned by the Borrower and is free and clear of all Liens other than the Liens permitted in Section 8.2(i), (iii) and (vi) or any other assets of the Borrower as security for the Loans. Borrower shall take, and shall cause Guarantor and their respective Subsidiaries and Investment Partnerships to take, such actions as are necessary to preserve the right and ability of Borrower to pledge those Real Estate and other assets as security for the Loans without any such pledge after the date hereof causing or permitting the acceleration (after the giving of notice or the passage of time, or otherwise) of any other Indebtedness of Borrower, Guarantor, or any of their respective Subsidiaries or Investment Partnerships.

                 (b) Borrower shall, upon demand, provide to the Agent such evidence as the Agent may reasonably require to evidence compliance with this Section 7.17, which evidence shall include, without limitation, copies of any agreements or instruments which would in any way restrict or limit the Borrower's ability to pledge assets as security for Indebtedness, or which provide for the occurrence of a default (after the giving of notice or the passage of time, or otherwise) if assets are pledged in the future as security for Indebtedness of the Borrower or any of its Subsidiaries.

         Section 7.18. More Restrictive Agreements. Should the Borrower or the Guarantor enter into or modify any agreements or documents pertaining to any existing or future Indebtedness, Debt Offering or Equity Offering, which agreements or documents include covenants, whether affirmative or negative (or any other provision which may have the same practical effect as any of the foregoing), which are individually or in the aggregate more restrictive against the Borrower, the Guarantor or their respective Subsidiaries than those set forth in Articles 8 or 9 of this Agreement or Paragraph 11 of the Guaranty, the Borrower shall promptly notify the Agent and, if requested by the Majority Banks, the Borrower, the Agent, and the Majority Banks shall promptly amend this Agreement and the other Loan Documents to include some or all of such more restrictive provisions as determined by the Majority Banks in their sole discretion.

         Section 7.19. Applicability of Covenants to Residential Corporations and Investment Partnerships. By acceptance of this Agreement, the Banks agree that the Borrower's obligations to cause the Residential Corporations and Investment Partnerships to comply with the covenants set forth in Articles 7 and 8 of this Agreement shall be limited to the full extent that the Borrower has the legal right, whether by contract, at law or in equity, to cause compliance by the Residential Corporations with such covenants.

         Section 7.20. Distributions of Income to the Borrower. The Borrower shall cause all of its Subsidiaries and Investment Partnerships to promptly distribute to the Borrower (but not less frequently than once each fiscal quarter of the Borrower), whether in the form of dividends, distributions or otherwise, all profits, proceeds or other income relating to or arising from its Subsidiaries' or Investment Partnerships' use, operation, financing, refinancing, sale or other disposition of their respective assets and properties after (a) the payment by each Subsidiary or Investment Partnership of its Debt Service and operating expenses for such quarter and (b) the establishment of reasonable reserves for the payment of operating expenses not paid on at least a quarterly basis and capital improvements to be made to such Subsidiary's or Investment Partnership's assets and properties approved by such Subsidiary or Investment Partnership in the ordinary course of business consistent with its past practices. Notwithstanding the foregoing, the Borrower shall enforce its rights at law and in equity to receive distributions from (i) the Residential Corporations at the same time that distributions are made to other shareholders of the Residential Corporations, and (ii) Subsidiaries and Investment Partnerships of the Borrower in which the Borrower owns less than a majority (by number of votes or controlling interests) of the outstanding Voting Interests.

         Section 8.  CERTAIN NEGATIVE COVENANTS OF THE BORROWER.

         The Borrower covenants and agrees that, so long as any Loan or Note is outstanding or any of the Banks has any obligation to make any Loans:

         Section 8.1. Restrictions on Indebtedness. Subject to the provisions of Section 9, the Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

                 (a) Indebtedness to the Banks arising under any of the Loan Documents;

                 (b) Current liabilities of the Borrower or its Subsidiaries incurred in the ordinary course of business but not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

                 (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 7.8;

                 (d) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Borrower shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

                 (e) Endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

                 (f) Non-recourse Indebtedness of the Borrower or any Subsidiary of the Borrower, provided that neither the Borrower nor any of its Subsidiaries shall incur any Non-recourse Indebtedness in excess of $10,000,000.00 in any single transaction unless it shall have provided to the Agent a statement that no Default or Event of Default exists and a Compliance Certificate demonstrating that the Borrower will be in compliance with its covenants referred to therein after giving effect to such incurrence;

                 (g) Indebtedness in respect of reverse repurchase agreements having a term of not more than 180 days with respect to Investments described in Section 8.3(d) or (e);

                 (h) Indebtedness existing on the date of this Agreement and listed and described on Schedule 8.1(h) hereto;

                 (i) Other recourse Indebtedness of the Borrower and its Subsidiaries in an aggregate outstanding principal amount (excluding the Obligations) (A) not exceeding $100,000,000.00 and (B) an additional amount not exceeding $350,000,000.00, provided that such Indebtedness has a maturity of one (1) year or less (and with respect to which the Borrower or such Subsidiary has no right to extend the maturity date) and the majority of each separate financing comprising such Indebtedness is held by one or more of the Banks; provided that neither the Borrower nor any of its Subsidiaries shall incur any recourse Indebtedness described in this Section 8.1(i) in excess of $10,000,000.00 in any single transaction unless it shall have provided to the Agent a statement that no Default or Event of Default exists and a Compliance Certificate demonstrating that the Borrower will be in compliance with its covenants referred to therein after giving effect to such incurrence;

                 (j) Indebtedness of Subsidiaries of the Borrower to the Borrower; and

                 (k) unsecured Debt Offerings which have been granted an Investment Grade Rating by either of the Rating Agencies at the time of issuance; provided (i) at the time such Indebtedness is issued the scheduled maturity date of such Indebtedness is not earlier than two (2) years after the Maturity Date (after giving effect to any extension of the Maturity Date which may have been requested by the Borrower prior to the issuance of such Indebtedness or approved by the Banks, whether or not the same has become effective), and (ii) if any covenants or restrictions imposed upon the Borrower or its Subsidiaries or the Guarantor in connection with such Indebtedness are individually or in the aggregate more restrictive against the Borrower, its

Subsidiaries and the Guarantor than the covenants and restrictions imposed pursuant to this Agreement or the other Loan Documents, the Borrower shall promptly notify the Agent and if requested by the Majority Banks, the Borrower, the Guarantor, the Agent, and the Majority Banks shall promptly amend this Agreement and the other Loan Documents to include some or all of such more restrictive provisions as determined by the Majority Banks in their sole discretion; and provided further that neither the Borrower, its Subsidiaries nor the Guarantor shall incur any of the Indebtedness described in this Section 8.1(k) unless it shall have provided to the Banks prior written notice of the proposed issuance of such Indebtedness, a statement that no Default or Event of Default exists and a Compliance Certificate that the Borrower will be in compliance with its covenants referred to herein after giving effect to such incurrence.

         Section 8.2. Restrictions on Liens, Etc. The Borrower will not, and will not permit any of its Subsidiaries to, (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, negative pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of its property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than 60 days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; (e) pledge or otherwise encumber any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; or (f) incur or maintain any obligation to any holder of Indebtedness of the Borrower or such Subsidiary which prohibits the creation or maintenance of any lien securing the Obligations (collectively "Liens"); provided that the Borrower and any Subsidiary of the Borrower may create or incur or suffer to be created or incurred or to exist:

                 (i) liens on properties to secure taxes, assessments and other governmental charges or claims for labor, material or supplies in respect of obligations not overdue;

                 (ii) liens on properties in respect of judgments, awards or indebtedness, the Indebtedness with respect to which is permitted by Section 8.1(d), Section 8.1(f) or Section 8.1(i);

                 (iii) encumbrances on properties consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property, landlord's or lessor's liens under leases to which the Borrower or a Subsidiary of the Borrower is a party, and other minor non-monetary liens or encumbrances none of which interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrower and its Subsidiaries, which encumbrances or liens do not individually or in the aggregate have a materially adverse effect on the business of the Borrower individually or of the Borrower and its Subsidiaries on a consolidated basis;

                 (iv)     [intentionally omitted];

                 (v) liens on Real Estate and Short-term Investments securing Non-recourse Indebtedness permitted by Section 8.1(f) or recourse Indebtedness permitted by Section 8.1(i);

                 (vi) liens in favor of the Agent and the Banks under the Loan Documents; and

                 (vii) liens on office equipment, vehicles, furnishings or equipment incurred in the ordinary course of business securing a maximum aggregate outstanding Indebtedness of not more than $1,000,000.00.

         Section 8.3. Restrictions on Investments. The Borrower will not, and will not permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in:

                 (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by the Borrower or its Subsidiary;

                 (b) marketable direct obligations of any of the following: Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Banks, Export-Import Bank of the United States, Federal Land Banks, or any other agency or instrumentality of the United States of America;

                 (c) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $100,000,000; provided, however, that the aggregate amount at any time so invested with any single bank having total assets of less than $1,000,000,000 will not exceed $200,000;

                 (d) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any State which at the time of purchase are rated by Moody's Investors Service, Inc. or by Standard & Poor's Corporation at not less than "P 2" if then rated by Moody's Investors Service, Inc., and not less than "A 2", if then rated by Standard & Poor's Corporation;

                 (e) mortgage-backed securities guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other mortgage-backed bonds which at the time of purchase are rated by Moody's Investors Service, Inc. or by Standard & Poor's Corporation at not less than "Aa" if then rated by Moody's Investors Service, Inc. and not less than "AA" if then rated by Standard & Poor's Corporation;

                 (f) repurchase agreements having a term not greater than 90 days and fully secured by securities described in the foregoing subsection
(a), (b) or (e) with banks described in the foregoing subsection (c) or with financial institutions or other corporations having total assets in excess of $500,000,000;

                 (g) shares of so-called "money market funds" registered with the SEC under the Investment Company Act of 1940 which maintain a level per-share value, invest principally in investments described in the foregoing subsections (a) through (f) and have total assets in excess of $50,000,000;

                 (h) Subject to the provisions of Section 9.9, Investments in fee interests or mortgageable ground leases having a remaining term (calculated from the date of acquisition of such interest) of not less than fifty (50) years in Real Estate utilized principally for behavioral healthcare facilities, Class A office space, retail, industrial, warehouse and/or hotel/resort properties which are of institutional quality or other income-producing real estate approved by the Majority Banks, including earnest money deposits relating thereto and transaction costs;

                 (i) Subject to the provisions of Section 9.9, Investments in undeveloped land and Real Estate which are held in a form other than undivided fee simple ownership or mortgageable ground leases having a remaining term (calculated from the date of acquisition of such interest) of not less than fifty (50) years (such as, without limitation, cotenancy interests, leasehold interests, partnership interests, membership in a limited liability company, shares of stock in corporations owning real estate, or through mortgages or participation interests in or assignments of mortgages);

                 (j) Investments in stock of other publicly traded companies; provided, however, that the aggregate amount at any time so invested shall not exceed $50,000,000.00;

                 (k) Investments in convertible non-voting preferred stock and/or voting common stock of Fresh Choice, Inc.; provided, however, that the aggregate amount at any time so invested shall not exceed $14,000,000.00;

                 (l) Investments in HBCLP, Inc. or affiliated funds; provided, however, that the aggregate amount at any time so invested shall not exceed $75,000,000.00; and

                 (m) Investments in (i) Investment Partnerships in which the Borrower (A) shall own not less than a fifty percent (50%) interest, (B) shall either be the managing partner, member or similar managing entity or shall share such day-to-day management responsibilities with another Person, and (C) shall have sufficient voting interests or other rights to veto or block any major actions to be taken by any other Person owning an interest in such Investment Partnership, and (ii) Investment Partnerships not meeting the foregoing criteria; provided that the aggregate value of the Borrower's equity Investments pursuant to clause (ii) after the date hereof shall not exceed $500,000,000.00; and provided further that with respect to such Investment Partnerships, the Investment in the form of advances or loans to each such Investment Partnership after the initial capitalization thereof shall not exceed ten percent (10%) of the initial capitalization thereof (with respect to the Borrower's Investment in the joint venture with Vornado known as Americold URS only, this percentage shall be increased to 25%).

         Section 8.4. Merger, Consolidation. The Borrower will not, and will not permit any of its Subsidiaries to, become a party to any merger, consolidation or other business combination except (i) the merger or consolidation of one or more of the Subsidiaries of the Borrower with and into the Borrower and (ii) the merger or consolidation of two or more Subsidiaries of the Borrower.

         Section 8.5. Sale and Leaseback. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby the Borrower or any Subsidiary of the Borrower shall sell or transfer any Real Estate owned by it in order that then or thereafter the Borrower or any Subsidiary shall lease back such Real Estate.

         Section 8.6. Compliance with Environmental Laws. The Borrower will not, and will not permit any of its Subsidiaries or Investment Partnerships or any tenants or other occupants of any of the Real Estate, to do any of the following: (a) use any of the Real Estate or any portion thereof as a facility for the handling, processing, storage or disposal of Hazardous Substances, except for small quantities of Hazardous Substances used in the ordinary course of business and in compliance with all applicable Environmental Laws, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances except in full compliance with Environmental Laws, (c) generate any Hazardous Substances on any of the Real Estate except in full compliance with Environmental Laws, (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a Release of Hazardous Substances on, upon or into the Real Estate or any surrounding properties or any threatened Release of Hazardous Substances which might give rise to liability under CERCLA or any other Environmental Law, or (e) directly or indirectly transport or arrange for the transport of any Hazardous Substances (except in compliance with all Environmental Laws).

         The Borrower shall:

                 (i) in the event of any change in Environmental Laws governing the assessment, release or removal of Hazardous Substances, which change would lead a prudent lender to require additional testing to avail itself of any statutory insurance or limited liability, take all action (including, without limitation, the conducting of engineering tests at the sole expense of the Borrower) to confirm that no Hazardous Substances are or ever were Released or disposed of on the Real Estate; and

                 (ii) if any Release or disposal of Hazardous Substances shall occur or shall have occurred on the Real Estate (including without limitation any such Release or disposal occurring prior to the acquisition of such Real Estate by the Borrower or its Subsidiary or Investment Partnership), cause the prompt containment and removal of such Hazardous Substances and remediation of the Real Estate in full compliance with all applicable laws and regulations and to the reasonable satisfaction of the Majority Banks; provided, that the Borrower shall be deemed to be in compliance with Environmental Laws for the purpose of this clause (ii) so long as it or a responsible third party with sufficient financial resources is taking reasonable action to remediate or manage any event of noncompliance to the reasonable satisfaction of the Majority Banks and no action shall have been commenced by any enforcement agency. The Majority Banks may engage their own environmental engineer to review the environmental assessments and the Borrower's compliance with the covenants contained herein.

         At any time after an Event of Default shall have occurred hereunder, or, whether or not an Event of Default shall have occurred, at any time that the Agent or the Majority Banks shall have reasonable grounds to believe that a Release or threatened Release of Hazardous Substances may have occurred, relating to any Real Estate, or that any of the Real Estate is not in compliance with the Environmental Laws, the Agent may at its election (and will at the request of the Majority Banks) obtain such environmental assessments of such Real Estate prepared by an environmental engineer as may be necessary or advisable for the purpose of evaluating or confirming (i) whether any Hazardous Substances are present in the soil or water at or adjacent to such Real Estate and (ii) whether the use and operation of such Real Estate comply with all Environmental Laws. Environmental assessments may include detailed visual inspections of such Real Estate including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, as well as such other investigations or analyses as are necessary or appropriate for a complete determination of the compliance of such Real Estate and the use and operation thereof with all applicable Environmental Laws. All such environmental assessments shall be at the sole cost and expense of the Borrower.

         Section 8.7.  Distributions.

                 (a) The Borrower shall not pay any Distribution to the partners of the Borrower which for any four (4) successive quarters is in excess of (i) ninety percent (90%) of its Funds from Operations for such fiscal quarters, or (ii) one hundred percent (100%) of its Funds Available for Distribution for such fiscal quarters; provided that the limitation contained in this Section 8.7(a) shall not preclude the Borrower from making Distributions to Crescent Guarantor in an amount equal to the minimum distributions required under the Code to maintain the REIT Status of Crescent Guarantor, as evidenced by a certification of the principal financial or accounting officer of the General Partner containing calculations in detail reasonably satisfactory in form and substance to the Agent.

                 (b)      In the event that a Default under Section 12.1(a) or
(b) or an Event of Default shall have occurred and be continuing, the Borrower shall make no Distributions other than Distributions to Crescent Guarantor in an amount equal to the minimum distributions required under the Code to maintain the REIT Status of Crescent Guarantor, as evidenced by a certification of the principal financial or accounting officer of the General Partner containing calculations in detail reasonably satisfactory in form and substance to the Agent.

                 (c) Notwithstanding the foregoing, at any time when an Event of Default shall have occurred and the maturity of the Obligations has been accelerated, at the option of the Majority Banks the Borrower shall not make any Distributions whatsoever, directly or indirectly.

         Section 8.8. Asset Sales. Except for sales by the Residential Corporations in the ordinary course of development of residential developments with related amenities, neither the Borrower nor any Subsidiary shall sell, transfer or otherwise dispose of any Real Estate (except as the result of a condemnation or casualty and except for the granting of Permitted Liens) involving an amount in excess of $5,000,000.00 in any single transaction unless there shall have been delivered to the Agent a statement that no Default or Event of Default exists or will exist after giving effect to such sale, transfer or other disposition.

         Section 8.9. Development Activity. Without the consent of the Majority Banks, neither the Borrower nor any Subsidiary or Investment Partnership shall engage, directly or indirectly, in the development, construction or substantial renovation or rehabilitation of commercial real estate (provided that the foregoing shall not be deemed to be breached by the residential real estate development activities by the Residential Corporations nor the development activities permitted by the partnership agreements for the Woodlands and Americold URS nor the restoration or rehabilitation of commercial real estate following damage by casualty or condemnation). The Borrower acknowledges that the decision of the Majority Banks to grant or withhold such consent shall be based on such factors as the Majority Banks deem relevant in their sole discretion, including without limitation, evidence of sufficient funds both from borrowings (other than from the Loans) and equity to complete such development and evidence that the Borrower or its Subsidiary or Investment Partnership has the resources and expertise necessary to complete such project. Notwithstanding the foregoing, the Borrower is currently developing for its own account an office building not exceeding 110,000 square feet on Phase II of the land owned by Borrower in Austin, Texas known as "The Avallon" and may develop an office building not exceeding 80,000 square feet on Phase III of the land owned by Borrower in Austin, Texas known as "The Avallon", provided that with respect to each such building (a) BMC Software or an affiliate thereof shall have executed and delivered to Borrower a lease to occupy not less than sixty-five percent (65%) of such building within one (1) year of completion of the same, and (b) the actual cost of developing improvements thereon with respect to each such building shall not exceed $15,000,000.00. Notwithstanding the foregoing, Borrower can engage in, and proceeds of the Loans may be used for, (i) the construction of tenant improvements within space to be occupied by tenants of buildings owned by the Borrower or its Subsidiaries, (ii) the renovation or demolition and reconstruction of the Surtran Garage at Continental Plaza, provided that the cost of such renovation or demolition and reconstruction shall not exceed $20,000,000.00, (iii) the construction of the Frost Bank Garage in Austin, Texas, (iv) the construction for its own account of an approximately 1,000 room hotel and related amenities on land owned by the Borrower at Houston Center, and (v) the construction for its own account of an office building not exceeding 1,000,000 square feet on land owned by the Borrower near The Crescent. Nothing herein shall prohibit the Borrower or any Subsidiary or Investment Partnership from acquiring Real Estate which has been developed and initially leased by another Person.

         Section 8.10. Investment Opportunities. During the term of the Non-Competition Agreements, the Borrower shall cause each of Richard E. Rainwater, Gerald W. Haddock and John C. Goff to offer to the Borrower all real estate investment opportunities that are presented to any of such individuals, and if the Borrower elects not to participate in such opportunity, the Borrower shall not permit any of such individuals, or any Person controlling, controlled by or under common control with any of such individuals, to participate in such investment, unless such transaction is approved by a majority of the independent directors of Crescent Guarantor as permitted in the Non-Competition Agreements.

         Section 8.11. Refinancing of Assets. No asset of the Borrower or its Subsidiaries shall be financed or refinanced unless the gross proceeds therefrom equal or exceed fifty-five percent (55%) of the original acquisition cost by Borrower or such Subsidiary of such asset; provided that such percentage shall be reduced to forty percent (40%) for hotel/resort assets.

         Section 8.12.  Variable Rate Debt.

                 (a) Borrower shall not permit all or any portion of the Existing Fixed Rate Indebtedness to be refinanced or otherwise replaced by Indebtedness (i) which has a Variable Interest Rate (unless such Variable Interest Rate is hedged or otherwise capped pursuant to an interest rate swap, cap or other agreement acceptable to the Agent that provides that such Variable Interest Rate shall not through the maturity date of such Indebtedness exceed a rate equal to the sum of (x) the then-current yield on obligations of the United States Treasury having a maturity date the same as (to the extent practicable) such Indebtedness, determined by the Agent as of the date of the incurrence of such Indebtedness, plus (y) three percent (3.0%), or (ii) has a scheduled maturity date which is earlier than the maturity date with respect to the portion of the Existing Fixed Rate Indebtedness that is being refinanced or replaced, or (iii) which provides for any principal amortization or other scheduled payments of principal, other than the payment of principal at maturity.

                 (b) Notwithstanding Section 8.12(a)(i), no more than thirty percent (30%) of the total Indebtedness (excluding Indebtedness described in Section 8.1(b)-(e), but including the Obligations) of Borrower and its Subsidiaries may be Indebtedness that is payable with respect to a Variable Interest Rate that is not hedged or otherwise capped as described in
Section 8.12(a)(i) and that has a maturity date of greater than twelve (12) months.

         Section 8.13. Restriction on Prepayment of Indebtedness. The Borrower shall not prepay, redeem or purchase the principal amount, in whole or in part, of any Indebtedness other than the Obligations after the occurrence of any Event of Default; provided, however, that this Section 8.13 shall not prohibit the prepayment of Indebtedness which is financed solely from the proceeds of a new loan which would otherwise be permitted by the terms of
Section 8.1.

         Section 8.14. Bankruptcy Remote Subsidiaries. Without the prior written consent of the Majority Banks, Borrower shall not create any new single purpose, special purpose or other so-called bankruptcy remote subsidiaries (such as a REMIC), as determined by the Agent in its reasonable discretion, other than in connection with the acquisition of the Behavioral Healthcare Facilities (provided that its debt shall not exceed $350,000,000.00).

         Section 8.15. Magellan Transaction. Without the prior written consent of the Majority Banks, the Borrower will not materially modify or alter the terms or structure of its transaction with Magellan and CBHS as contained in (i) the Master Lease Agreement; (ii) that certain Subordination Agreement dated June 16, 1997 among Magellan, Charter Franchise Services, LLC, Crescent Real Estate Funding VII, L.P. and CBHS; (iii) the Sale Agreement; (iv) that certain Warrant Purchase Agreement dated January 29, 1997 between the Borrower and Magellan; and (v) any and all other agreements, documents and instruments relating to the acquisition of the Behavioral Healthcare Facilities by the Borrower or Crescent Real Estate Funding VII, L.P..

         Section 9.  FINANCIAL COVENANTS OF THE BORROWER.

         The Borrower covenants and agrees that, so long as any Loan or Note is outstanding or any Bank has any obligation to make any Loans it will comply with the following:

         Section 9.1. Liabilities to Worth Ratio. The Borrower will not permit the ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth of the Borrower to exceed 1 to 1.

         Section 9.2. Debt Service Coverage. The Borrower will not permit the Consolidated Cash Flow of the Borrower and its Subsidiaries for any period of four consecutive fiscal quarters (treated as a single accounting period) (the "Test Period") to be less than 2.5 times the Debt Service of the Borrower and its Subsidiaries for the Test Period.

         Section 9.3.  Intentionally Omitted.

         Section 9.4. Tangible Net Worth. Borrower will not permit its Consolidated Tangible Net Worth (as adjusted pursuant to Section 9.10) to be less than $1,359,520,000.00 plus seventy percent (70%) of the net proceeds from each Equity Offering subsequent to the date hereof.

         Section 9.5. Secured Debt to Assets Ratio. The Borrower will not permit the ratio of the Secured Indebtedness of the Borrower and its Subsidiaries to the Consolidated Total Assets of the Borrower and its Subsidiaries to exceed .40 to 1.

         Section 9.6. Fixed Charge Coverage. Borrower will not permit the Consolidated Cash Flow for the Test Period to be less than 2 times the Fixed Charges of the Borrower and its Subsidiaries for the Test Period.

         Section 9.7. Fixed Charge and Preferred Distribution Coverage. Borrower will not permit the Consolidated Cash Flow for the Test Period to be less than 1.5 times the sum of (a) the Fixed Charges of the Borrower and its Subsidiaries for the Test Period plus (b) the Preferred Distributions of Crescent Guarantor and the Borrower for the Test Period.

         Section 9.8. Total Liabilities. The Borrower shall not permit the Consolidated Total Liabilities of the Borrower and its Subsidiaries to be greater than 5 times the Consolidated Cash Flow of the Borrower and its Subsidiaries. In the event that a parcel of Real Estate has only been owned by the Borrower or a Subsidiary for a portion of the period for which data is needed to test compliance with this covenant, the Borrower shall annualize the data which is available in such manner as the Agent determines in its sole discretion so as to allow the test to be performed with respect to the full period.

         Section 9.9. Real Estate Assets. The Borrower shall not permit (i) the ratio of the Modified Book Asset Value of its direct and indirect interests in non-income producing land assets and mortgages secured by non-income producing land to the Consolidated Total Assets of the Borrower and its Subsidiaries to exceed .10 to 1; (ii) the ratio of the Modified Book Asset Value of its direct and indirect interests in hotels/resorts to the Consolidated Total Assets of the Borrower and its Subsidiaries to exceed .20 to 1; (iii) the ratio of the Modified Book Asset Value of its direct and indirect interests in behavioral healthcare facilities to the Consolidated Total Assets of the Borrower and its Subsidiaries to exceed .15 to 1; and (iv) the ratio of the Modified Book Asset Value of its direct and indirect interests in Class A institutional quality office buildings, retail properties, industrial and warehouse properties to the Consolidated Total Assets of the Borrower and its Subsidiaries to be less than .55 to 1. For the purposes of this Section 9.9, the interest of Spectrum Mortgage Associates, L.P. in the land at the project commonly known as Spectrum Center shall be excluded from the calculation in (i) above. Furthermore, for the purposes of this Section 9.9, the Consolidated Total Assets of the Borrower and its Subsidiaries shall be reduced by the Cash and accounts receivable of the Borrower and its Subsidiaries.

         Section 9.10. Value Adjustment. The Borrower and the Banks have agreed to a one-time market value adjustment increase in the amount of $63,500,000.00 to the value of the assets of the Borrower as of the date of this Agreement, and the financial covenants set forth in Section 9.1, Section 9.4, Section 9.5 and Section 9.9 (including without limitation the Borrower's Consolidated Tangible Net Worth and the value of the Borrower's Consolidated Total Assets) shall for the term of this Agreement be tested against the market value of the Borrower's assets, based on such one-time market value adjustment, plus all real estate depreciation to such assets since the date of the Borrower's initial public offering.

         Section 9.11.  CBHS.   The Borrower will not permit the Consolidated
Cash Flow of CBHS for the Test Period to be less than (i) 2 times the Rent Payments payable to Crescent Real Estate Funding VII, L.P. ("Funding VII") for the Test Period, and (ii) 1.75 times the sum of the Rent Payments payable to Funding VII for the Test Period plus the Required Behavioral Healthcare Facilities Capital Expenditures for the Test Period. In the event that data needed to test compliance with this covenant is not available for a portion of the Test Period, the Borrower shall annualize the data which is available in such manner as the Agent determines in its sole discretion so as to allow the test to be performed with respect to the full Test Period. For the purpose of testing compliance with this covenant, the Consolidated Cash Flow of CBHS shall be calculated without deduction for franchise fees payable by CBHS to Magellan.

         Section 9.12. Unencumbered Operating Properties. The Borrower shall at all times own Unencumbered Operating Properties with an aggregate Asset Value of at least one hundred fifty percent (150%) of the Borrower's unsecured Indebtedness (including without limitation the Obligations) outstanding from time to time.

         Section 10.  CLOSING CONDITIONS.

         The obligations of the Agent and the Banks to make the initial Loans shall be subject to the satisfaction of the following conditions precedent on or prior to December 19, 1997:

         Section 10.1. Loan Documents. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance reasonably satisfactory to the Majority Banks in their good faith determination. The Agent shall have received a fully executed copy of each such document, except that each Bank shall have received a fully executed counterpart of its Note.

         Section 10.2. Certified Copies of Organizational Documents. The Agent shall have received from the Borrower a copy, certified as of a recent date by the appropriate officer of each State in which the Borrower, the General Partner or Guarantor, as applicable, is organized or in which the Real Estate is located and a duly authorized partner or officer of such Person, as applicable, to be true and complete, of the partnership agreement or corporate charter of the Borrower, the General Partner or such Guarantor, as applicable, or its qualification to do business, as applicable, as in effect on such date of certification.

         Section 10.3. Bylaws; Resolutions. All action on the part of the Borrower, the General Partner and the Guarantor necessary for the valid execution, delivery and performance by the Borrower, the General Partner and the Guarantor of this Agreement and the other Loan Documents to which such Person is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Agent shall have been provided to the Agent. The Agent shall have received from the General Partner and Guarantor true copies of their respective bylaws and the resolutions adopted by their respective board of directors authorizing the transactions described herein, each certified by its secretary as of a recent date to be true and complete.

         Section 10.4. Incumbency Certificate; Authorized Signers. The Agent shall have received from the General Partner and Guarantor an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of the General Partner and Guarantor and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of the General Partner and Guarantor, each of the Loan Documents to which such Person is or is to become a party. The Agent shall have also received from the Borrower a certificate, dated as of the Closing Date, signed by a duly authorized partner of the Borrower and giving the name and specimen signature of each individual who shall be authorized to make Loan and Conversion Requests, and give notices and to take other action on behalf of the Borrower under the Loan Documents.

         Section 10.5. Opinion of Counsel. The Agent shall have received a favorable opinion addressed to the Banks and the Agent and dated as of the Closing Date, in form and substance reasonably satisfactory to the Agent, from counsel of the Borrower, the General Partner and the Guarantor (a) stating that all Loan Documents have been duly authorized, executed and delivered by Borrower and Guarantor are valid, binding and enforceable against Borrower and Guarantor including, without limitation, the choice of law provisions of the Loan Documents, (b) indicating the due organization, legal existence and good standing of Borrower, General Partner and Guarantor in the state of its formation, (c) stating that the Loan is not usurious under Massachusetts law (without resort to any "usury savings" clause in the Loan Documents), (d) stating that to Borrower's counsel's current actual knowledge there is no material action, suit or proceeding pending or threatened against or affecting Borrower, General Partner and Guarantor before any court, administrative agency, arbitrator or governmental authority, and (e) such other matters as are reasonably requested by Agent's Special Counsel.

         Section 10.6. Payment of Fees. The Borrower shall have paid to BankBoston the fees required to be paid pursuant to Section 4.2.

         Section 10.7. Performance; No Default. The Borrower shall have performed and complied with all terms and conditions herein required to be performed or complied with by it on or prior to the Closing Date, and on the Closing Date there shall exist no Default or Event of Default.

         Section 10.8. Representations and Warranties. The representations and warranties made by the Borrower, the General Partner and the Guarantor in the Loan Documents or otherwise made by or on behalf of the Borrower, the General Partner, the Guarantor or the Borrower's Subsidiaries or Investment Partnerships in connection therewith or after the date thereof shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the Closing Date, subject to the provisions of Section 6.27 above.

         Section 10.9. Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory to the Agent and the Agent's Special Counsel in form and substance, and the Agent shall have received all information and such counterpart originals or certified copies of such documents and such other certificates, opinions or documents as the Agent and the Agent's Special Counsel may reasonably require.

         Section 10.10.  Intentionally Omitted.

         Section 10.11. Compliance Certificate. A Compliance Certificate and a Guarantor's Compliance Certificate dated as of the date of the Closing Date demonstrating compliance with each of the covenants calculated therein as of the most recent fiscal quarter end for which the Borrower or Crescent Guarantor has provided financial statements under Section 6.4 or the Guaranty, as applicable, adjusted in the best good faith estimate of the Borrower or Crescent Guarantor, as applicable, dated as of the date of the Closing Date shall have been delivered to the Agent.

         Section 10.12. Real Estate Spreadsheet. The Agent shall have received the spreadsheet on the Real Estate described in Section 6.4 above.

         Section 10.13. Contribution Agreement. The Agent shall have received an executed counterpart of the Contribution Agreement.

         Section 10.14. Other. The Agent shall have reviewed such other documents, instruments, certificates, opinions, assurances, consents and approvals as the Agent or the Agent's Special Counsel may reasonably have requested.

         Section 11. CONDITIONS TO ALL BORROWINGS.

     The obligations of the Banks to make any Loan, whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

         Section 11.1. Prior Conditions Satisfied. All conditions set forth in Section 10 shall continue to be satisfied as of the date upon which any Loan is to be made.

         Section 11.2. Representations True; No Default. Each of the representations and warranties made by or on behalf of the Borrower, the General Partner, the Guarantor and the Borrower's Subsidiaries and Investment Partnerships contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

         Section 11.3. No Legal Impediment. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Bank would make it illegal for such Bank to make such Loan.

         Section 11.4. Governmental Regulation. Each Bank shall have received such statements in substance and form reasonably satisfactory to such Bank as such Bank shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

         Section 11.5. Proceedings and Documents. All proceedings in connection with the Loan shall be satisfactory in substance and in form to the Majority Banks, and the Majority Banks shall have received all information and such counterpart originals or certified or other copies of such documents as the Majority Banks may reasonably request.

         Section 11.6. Borrowing Documents. In the case of any request for a Loan, the Agent shall have received a copy of each of the following:

                 (a) the request for a Loan required by Section 2.6 in the form of Exhibit B hereto, fully completed; and

                 (b) the Compliance Certificate and the Guarantor's Compliance Certificate required by clauses (iii) and (iv) of Section 2.6 prepared in a manner reasonably acceptable to the Agent.

         Section 12.  EVENTS OF DEFAULT; ACCELERATION; ETC.

         Section 12.1. Events of Default and Acceleration. If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

                 (a) the Borrower shall fail to pay any principal of the Loans when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

                 (b) the Borrower shall fail to pay any interest on the Loans or any other sums due hereunder or under any of the other Loan Documents, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

                 (c) the Borrower shall fail to comply with any covenant contained in Section 7.17;

                 (d) the Borrower shall fail to comply with any covenant contained in Section 9, and such failure shall continue for 30 days after written notice thereof shall have been given to the Borrower by the Agent;

                 (e) the Borrower or any of its Subsidiaries or the Guarantor shall fail to perform any other term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified above in this Section 12);

                 (f) any representation or warranty made by or on behalf of the Borrower, its General Partner, the Guarantor or any of the Borrower's Subsidiaries or Investment Partnerships in this Agreement or any other Loan Document, report, certificate, financial statement, request for a Loan, or in any other document or instrument delivered pursuant to or in connection with this Agreement, any advance of a Loan or any of the other Loan Documents shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

                 (g) the Borrower, any of its general partners, the Guarantor or any of the Borrower's Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing any such borrowed money or credit received for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

                 (h) the Borrower, any of its general partners, the Guarantor or any of the Borrower's Subsidiaries, (1) shall make an assignment for the benefit of creditors, or admit in writing its general inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower, any of its general partners, the Guarantor or any of the Borrower's Subsidiaries or of any substantial part of the assets of any thereof, (2) shall commence any case or other proceeding relating to the Borrower, any of its general partners, the Guarantor or any of the Borrower's Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or (3) shall take any action to authorize or in furtherance of any of the foregoing;

                 (i) a petition or application shall be filed for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower, any of its general partners, the Guarantor or any of the Borrower's Subsidiaries or any substantial part of the assets of any thereof, or a case or other proceeding shall be commenced against the Borrower, any of its general partners, the Guarantor or any of the Borrower's Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, and the Borrower, any of its general partners, the Guarantor or any of the Borrower's Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or such petition, application, case or proceeding shall not have been dismissed within 90 days following the filing or commencement thereof;

                 (j) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Borrower, any of its general partners, the Guarantor or any of the Borrower's Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the Borrower, any of its general partners, the Guarantor or any of the Borrower's Subsidiaries, in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

                 (k) there shall remain in force, undischarged, unsatisfied and unstayed, for more than 60 days, whether or not consecutive, any uninsured final judgment against the Borrower, any of its general partners, the Guarantor or any of the Borrower's Subsidiaries that, with other outstanding uninsured final judgments, undischarged, against the Borrower, any of its general partners, the Guarantor or any of the Borrower's Subsidiaries exceeds in the aggregate $10,000,000.00;

                 (l) if any of the Loan Documents shall be canceled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Banks, or any action at law, suit in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower, any of its general partners, the Guarantor, any of the Borrower's Subsidiaries or Investment Partnerships or any of their respective stockholders, partners or beneficiaries, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

                 (m) any dissolution, termination, partial or complete liquidation, merger or consolidation of the Borrower, any of its general partners or the Guarantor, or any sale, transfer or other disposition of the assets of the Borrower, any of its general partners or the Guarantor, other than as permitted under the terms of this Agreement or the other Loan Documents;

                 (n) any suit or proceeding shall be filed against the Borrower, the Guarantor or any of their respective assets, which in the good faith business judgment of the Majority Banks after giving consideration to the likelihood of success of such suit or proceeding and the availability of insurance to cover any judgment with respect thereto and based on the information available to them, if adversely determined, would have a materially adverse affect on the ability of the Borrower or the Guarantor to perform each and every one of its respective obligations under and by virtue of the Loan Documents;

                 (o) the Borrower, any of its general partners, the Guarantor or any of the Borrower's or the Guarantor's Subsidiaries shall be indicted for a federal crime, a punishment for which could include the forfeiture of any assets of such Person;

                 (p) with respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred and the Majority Banks shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of the Borrower, any of its general partners, the Guarantor or any of the Borrower's Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $1,000,000 and such event in the circumstances occurring reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan; or a trustee shall have been appointed by the United States District Court to administer such Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan;

                 (q) the Guarantor denies that it has any liability or obligation under the Guaranty, or shall notify the Agent or any of the Banks of the Guarantor's intention to attempt to cancel or terminate the Guaranty, or shall fail to observe or comply with any term, covenant, condition or agreement under the Guaranty;

                 (r) (1) at least two of Richard Rainwater, John C. Goff and Gerald Haddock shall not collectively occupy two of the following positions: Chairman of the Board, Chief Executive Officer, Vice-Chairman and President of Crescent Guarantor, or (2) Richard Rainwater, John C. Goff and Gerald Haddock in the aggregate shall no longer own units in the Borrower or shares in Crescent Guarantor which, on a combined basis, equal to at least a ten percent (10%) economic interest in the Borrower (provided, however, in the event that the circumstances described in (1) or (2) have occurred as a result of the death or mental incapacity of any of such Persons, the same shall not constitute an Event of Default hereunder so long as within six (6) months from the date of such death or mental incapacitation the Majority Banks shall have approved the individual or individuals who shall replace such Person as the Chairman of the Board, Chief Executive Officer, Vice-Chairman or President, as applicable, of Crescent Guarantor and who shall own such interests in the Borrower and Crescent Guarantor), or (3) without the prior written approval of the Majority Banks there shall be any other material change in the management of Crescent Guarantor or the Borrower; or

                 (s) any default or Event of Default, as defined in any of the other Loan Documents, shall occur;

then, and in any such event, the Agent may, and upon the request of the Majority Banks shall, by notice in writing to the Borrower declare all amounts owing with respect to this Agreement, the Notes and the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of any Event of Default specified in Section 12.1(h), Section 12.1(i) or Section 12.1(j), all such amounts shall become immediately due and payable automatically and without any requirement of notice from any of the Banks or the Agent.

         Section 12.2.  Limitation of Cure Periods.

                 (a) Notwithstanding anything contained in Section 12.1 to the contrary, (i) no Event of Default shall exist hereunder upon the occurrence of any failure described in Section 12.1(a) or Section 12.1(b) in the event that the Borrower cures such default within five (5) days following receipt of written notice of such default, provided, however, that Borrower shall not be entitled to receive more than two (2) notices in the aggregate pursuant to this clause (i) in any period of 365 days ending on the date of any such occurrence of default, and provided further that no such cure period shall apply to any payments due upon the maturity of the Notes, and (ii) no Event of

Default shall exist hereunder upon the occurrence of any failure described in
Section 12.1(e) in the event that the Borrower cures such default with thirty
(30) days following receipt of written notice of such default, provided that the provisions of this clause shall not pertain to defaults consisting of a failure to comply with Section 7.4(d) or to any default excluded from any provision of cure of defaults contained in any other of the Loan Documents.

                 (b) Notwithstanding the provisions of Section 12.1(d), the cure period provided therein shall not be allowed and the occurrence of a Default thereunder immediately shall constitute an Event of Default for all purposes of this Agreement and the other Loan Documents if, within the period of twelve months immediately preceding the occurrence of such Default, there shall have occurred two periods of cure or portions thereof under said subsection.

         Section 12.3. Termination of Commitments. If any one or more Events of Default specified in Section 12.1(h), Section 12.1(i) or Section 12.1(j) shall occur, then immediately and without any action on the part of the Agent or any Bank any unused portion of the credit hereunder shall terminate and the Banks shall be relieved of all obligations to make Loans to the Borrower. If any other Event of Default shall have occurred, the Agent, upon the election of the Majority Banks, may by notice to the Borrower terminate the obligation to make Loans to the Borrower. No termination under this Section 12.3 shall relieve the Borrower of its obligations to the Banks arising under this Agreement or the other Loan Documents. Nothing in this Section 12.3 shall limit or impair the terms of this Agreement (including Section 2.1) which provide that the Banks shall have no obligation to make Loans upon the occurrence of a Default or Event of Default.

         Section 12.4. Remedies. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Banks shall have accelerated the maturity of the Loans pursuant to Section 12.1, the Agent on behalf of the Banks, may, with the consent of the Majority Banks but not otherwise, proceed to protect and enforce their rights and remedies under this Agreement, the Notes or any of the other Loan Documents by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations are evidenced, including to the full extent permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right. No remedy herein conferred upon the Agent or the holder of any Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law. In the event that all or any portion of the Obligations is collected by or through an attorney-at-law, the Borrower shall pay all reasonable costs of collection including, but not limited to, reasonable attorney's fees.

         Section 12.5. Distribution of Proceeds. In the event that, following the occurrence or during the continuance of any Event of Default, any monies are received in connection with the enforcement of any of the Loan Documents, or otherwise with respect to the realization upon any of the assets of the Borrower or the Guarantor, such monies shall be distributed for application as follows:

                 (a) First, to the payment of, or (as the case may be) the reimbursement of, the Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent to protect or preserve any collateral or in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent under this Agreement or any of the other Loan Documents or in support of any provision of adequate indemnity to the Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent to such monies;

                 (b) Second, to all other Obligations in such order or preference as the Majority Banks shall determine; provided, however, that (i) distributions in respect of such other Obligations shall be made pari passu among Obligations with respect to the Agent's fee payable pursuant to Section
4.3 and all other Obligations, (ii) in the event that any Bank shall have wrongfully failed or refused to make an advance under Section 2.7 and such failure or refusal shall be continuing, advances made by other Banks during the pendency of such failure or refusal shall be entitled to be repaid as to principal and accrued interest in priority to the other Obligations described in this subsection (b), and (iii) Obligations owing to the Banks with respect to each type of Obligation such as interest, principal, fees and expenses, shall be made among the Banks pro rata; and provided further that the Majority Banks may in their discretion make proper allowance to take into account any Obligations not then due and payable; and

                 (c) Third, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

         Section 13.  SETOFF.

     Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch of where such deposits are held) or other sums credited by or due from any of the Banks to the Borrower or the Guarantor and any securities or other property of the Borrower or the Guarantor in the possession of such Bank may be applied to or set off against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to such Bank. Each of the Banks agrees with each other Bank that if such Bank shall receive from the Borrower or the Guarantor, whether by voluntary payment, exercise of the right of setoff, or otherwise, and shall retain and apply to the payment of the Note or Notes held by such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Notes held by all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Bank receiving in respect of the Notes held by it its proportionate payment as contemplated by this Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

         Section 14.  THE AGENT.

         Section 14.1. Authorization. The Agent is authorized to take such action on behalf of each of the Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent. The obligations of Agent hereunder are primarily administrative in nature, and nothing contained in this Agreement, or any of the other Loan Documents shall be construed to constitute the Agent as a trustee for any Bank or to create an agency or fiduciary relationship. The Borrower and any other Person shall be entitled to conclusively rely on a statement from the Agent that it has the authority to act for and bind the Banks pursuant to this Agreement and the other Loan Documents.

         Section 14.2. Employees and Agents. The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

         Section 14.3. No Liability. Neither the Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent, or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, shall be liable for losses due to its willful misconduct or gross negligence.

         Section 14.4. No Representations. The Agent shall not be responsible for the execution or validity or enforceability of this Agreement, the Notes, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein, or any agreement, instrument or certificate delivered in connection therewith or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower or any of its Subsidiaries or Investment Partnerships or the Guarantor, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any other of the Loan Documents. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or the Guarantor or any of their respective Subsidiaries or Investment Partnerships or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the creditworthiness or financial condition of the Borrower or any of its Subsidiaries or

Investment Partnerships or the Guarantor. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, based upon such information and documents as it deems appropriate at the time, continue to make its own credit analysis and decisions in taking or not taking action under this Agreement and the other Loan Documents.

         Section 14.5.  Payments.

                 (a) A payment by the Borrower or the Guarantor to the Agent hereunder or under any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Agent agrees to distribute to each Bank not later than one Business Day after the Agent's receipt of good funds, determined in accordance with the Agent's customary practices, such Bank's pro rata share of payments received by the Agent for the account of the Banks except as otherwise expressly provided herein or in any of the other Loan Documents. In the event that the Agent fails to distribute such amounts within one Business Day as provided above, the Agent shall pay interest on such amount at a rate per annum equal to the Federal Funds Effective Rate from time to time in effect.

                 (b) If in the opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

                 (c) Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, any Bank that fails (i) to make available to the Agent its pro rata share of any Loan or (ii) to comply with the provisions of Section 13 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Banks, in each case as, when and to the full extent required by the provisions of this Agreement, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrower and the Guarantor, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective pro rata shares of all outstanding Loans. The Delinquent Bank hereby authorizes the Agent to distribute such payments to the nondelinquent Banks in proportion to their respective pro rata shares of all outstanding Loans. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans of the nondelinquent Banks or as a result of other payments by the Delinquent Banks to the nondelinquent Banks, the Banks' respective pro rata shares of all outstanding Loans have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

         Section 14.6. Holders of Notes. Subject to the terms of Article 18, the Agent may deem and treat the payee of any Note as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

         Section 14.7. Indemnity. The Banks ratably agree hereby to indemnify and hold harmless the Agent from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent has not been reimbursed by the Borrower as required by Section 15), and liabilities of every nature and character arising out of or related to this Agreement, the Notes or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

         Section 14.8. Agent as Bank. In its individual capacity, BankBoston shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes as it would have were it not also the Agent.

         Section 14.9. Resignation. Subject to the terms of Section 18.1, the Agent may resign at any time by giving 30 calendar days' prior written notice thereof to the Banks and the Borrower. Upon any such resignation, the Majority Banks, subject to the terms of Section 18.1, shall have the right to appoint as a successor Agent any Bank or any bank whose senior debt obligations are rated not less than "A" or its equivalent by Moody's Investors Service, Inc. or not less than "A" or its equivalent by Standard & Poor's corporation and which has a net worth of not less than $500,000,000. Unless a Default or Event of Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to the Borrower. If no successor Agent shall have been appointed and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a bank whose debt obligations are rated not less than "A" or its equivalent by Moody's Investors Service, Inc. or not less than "A" or its equivalent by Standard & Poor's Corporation and which has a net worth of not less than $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder as Agent. After any retiring Agent's resignation, the provisions of this Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent. Upon any change in the Agent under this Agreement, the resigning Agent shall execute such assignments of and amendments to the Loan Documents as may be necessary to substitute the successor Agent for the resigning Agent.

         Section 14.10. Duties in the Case of Enforcement. In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if
(a) so requested by the Majority Banks and (b) the Banks have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to exercise all or any legal and equitable and other rights or remedies as it may have. The Majority Banks may direct the Agent in writing as to the method and the extent of any such exercise, the Banks hereby agreeing to indemnify and hold the Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

         Section 15.  EXPENSES.

     The Borrower agrees to pay (a) the reasonable costs of producing and reproducing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) except as otherwise specifically provided herein, any taxes (including any interest and penalties in respect thereto) payable by the Agent or any of the Banks, including any recording, mortgage, documentary or intangibles taxes in connection with the Loan Documents, or other taxes payable on or with respect to the transactions contemplated by this Agreement (other than taxes based upon the Agent's or any Bank's gross or net income), (c) the reasonable fees, expenses and disbursements of the counsel to the Agent and any local counsel to the Agent incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein (excluding, however, the preparation of agreements evidencing participations granted under Section 18.4), each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder (it being understood and agreed that the Borrower shall pay to the Agent for the account of the Banks a fee in the amount of $10,000.00 for each material amendment or waiver (as determined by the Agent in its sole discretion) requested by Borrower and granted by the Agent or the Banks, with such fee to be split equally among the Banks), (d) the reasonable fees, expenses and disbursements of the Agent incurred by the Agent in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, and the making of each advance hereunder, (e) all reasonable out-of-pocket expenses (including reasonable attorneys' fees and costs, which attorneys may be employees of any Bank or the Agent and the fees and costs of appraisers, engineers, investment bankers or other experts retained by any Bank or the Agent) incurred by any Bank or the Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower, any of its general partners or the Guarantor or the administration thereof after the occurrence of a Default or Event of Default and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Agent's or any of the Bank's relationship with the Borrower, any of its general partner, the Guarantor or any of their respective Subsidiaries or Investment Partnerships unless the Borrower, such general partner, such Guarantor or such Subsidiary or Investment Partnership is the prevailing party in such litigation, proceeding or dispute, and (f) all reasonable fees, expenses and disbursements of the Agent incurred in connection with UCC searches, UCC filings, title rundowns, title searches or mortgage recordings. The covenants of this Section 15 shall survive payment or satisfaction of payment of amounts owing with respect to the Notes.

         Section 16.  INDEMNIFICATION.

     The Borrower agrees to indemnify and hold harmless the Agent and the Banks and each director, officer, employee, agent and Person who controls the Agent or any Bank from and against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of or relating to this Agreement or any of the other Loan Documents or the transactions contemplated hereby and thereby including, without limitation, (a) any leasing fees and any brokerage, finders or similar fees asserted against any Person indemnified under this Section 16 based upon any agreement, arrangement or action made or taken, or alleged to have been made or taken, by the Borrower, any of its general partners, the Guarantor or any of the Borrower's Subsidiaries or Investment Partnerships (provided that the Borrower shall not be required to indemnify a Bank from and against any agreement that is proven to have been made by a Bank to pay any brokerage fees or commissions), (b) any condition of the Real Estate first occurring prior to the Agent or the Banks or their nominee acquiring title to the applicable Real Estate by the exercise of any applicable foreclosure remedies or by deed in lieu of foreclosure, (c) any actual or proposed use by the Borrower of the proceeds of any of the Loans, (d) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Borrower, any of its general partners, the Guarantor or any of the Borrower's Subsidiaries or Investment Partnerships, (e) the Borrower, the Guarantor or any Subsidiary or Investment Partnership of the Borrower entering into or performing this Agreement or any of the other Loan Documents, (f) any actual or alleged violation of any law, ordinance, code, order, rule, regulation, approval, consent, permit or license relating to the Real Estate which violation first occurred prior to the Agent or the Banks or their nominee acquiring title to the applicable Real Estate by the exercise of any applicable foreclosure remedies or by deed in lieu of foreclosure, or (g) with respect to the Borrower, each of its general partners, the Guarantor, the Borrower's Subsidiaries and Investment Partnerships and their respective properties and assets, the violation of any Environmental Law, the Release or threatened Release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to claims with respect to wrongful death, personal injury or damage to property), first occurring prior to the Agent or the Banks or their nominee acquiring title to the applicable Real Estate by the exercise of any applicable foreclosure remedies or by deed in lieu of foreclosure, in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding; provided, however, that the Borrower shall not be obligated under this Section 16 to indemnify any Person for liabilities arising from such Person's own gross negligence or willful misconduct. In litigation, or the preparation therefor, the Banks and the Agent shall be entitled to select a single law firm as their own counsel and, in addition to the foregoing indemnity, the

Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this
Section 16 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The provisions of this Section 16 shall survive the repayment of the Loans and the termination of the obligations of the Banks hereunder.

         Section 17.  SURVIVAL OF COVENANTS, ETC.

     All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower, any of its general partners, the Guarantor or any of the Borrower's Subsidiaries or Investment Partnerships pursuant hereto or thereto shall be deemed to have been relied upon by the Banks and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of any of the Loans, as herein contemplated, and shall continue in full force and effect so long as any amount due under this Agreement or the Notes or any of the other Loan Documents remains outstanding or any Bank has any obligation to make any Loans. The indemnification obligations of the Borrower provided herein and the other Loan Documents shall survive the full repayment of amounts due and the termination of the obligations of the Banks hereunder and thereunder to the extent provided herein and therein. All statements contained in any certificate or other paper delivered to any Bank or the Agent at any time by or on behalf of the Borrower, any of its general partners, the Guarantor or any of the Borrower's Subsidiaries or Investment Partnerships pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower, its general partners, the Guarantor or such Subsidiary or Investment Partnership hereunder.

         Section 18.  ASSIGNMENT AND PARTICIPATION.

         Section 18.1. Conditions to Assignment by Banks. Except as provided herein, each Bank may assign to one or more banks or other entities all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it, and the Notes held by it); provided that (a) the Agent shall have given its prior written consent to such assignment, which consent shall not be unreasonably withheld (provided that such consent shall not be required for any assignment to another Bank or to a wholly-owned subsidiary of such Bank provided that such assignee shall remain a wholly-owned subsidiary of such Bank), (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under this Agreement, (c) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), a notice of such assignment, together with any Notes subject to such assignment, (d) in no event shall any voting, consent or approval rights of a Bank be assigned to any Person controlling, controlled by or under common control with, or which is not otherwise free from influence or control by, the Borrower, any of its general partners, the Guarantor or their respective Subsidiaries or Investment Partnerships, which rights shall instead be allocated pro rata among the other remaining Banks, (e) such assignee shall have a net worth as of the date of such assignment of not less than $500,000,000 unless such requirement is waived in writing by the Borrower and the Agent, (f) such assignment is subject to the terms of any intercreditor agreement among the Banks and the Agent, and (g) such assignee shall acquire an interest in the Loans of not less than $10,000,000.00. Upon such execution, delivery, acceptance and recording, of such notice of assignment, (i) the assignee thereunder shall be a party hereto and all other Loan Documents executed by the Banks and, to the extent provided in such assignment, have the rights and obligations of a Bank hereunder, (ii) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in Section 18.2, be released from its obligations under this Agreement, and (iii) the Agent may unilaterally amend Schedule 1 to reflect such assignment. In connection with each assignment, the assignee shall represent and warrant to the Agent, the assignor and each other Bank as to whether such assignee is controlling, controlled by, under common control with or is not otherwise free from influence or control by, the Borrower, its general partners, and the Guarantor or their respective Subsidiaries or Investment Partnerships. Notwithstanding anything herein to the contrary, in the event that BankBoston shall at any time hold a Commitment equal to or less than $40,000,000.00 then BankBoston shall first provide written notice thereof to the Banks and shall offer to resign as Agent, which offer must be accepted in writing by the Majority Banks within fifteen (15) days of delivery of such notice by Agent (for the purposes of this sentence only BankBoston shall be deemed to have accepted its own offer to resign). A failure to accept such offer within such period shall be deemed a rejection of such offer.
NationsBank shall have a period of fifteen (15) calendar days following the acceptance by the Majority Banks of BankBoston's offer to resign within which to elect to replace BankBoston as Agent (provided, however, that the option of NationsBank to replace BankBoston as Agent shall be null and void in the event that NationsBank has at such time, without regard to any assignment to be made by BankBoston, a Commitment which is not greater than or equal to the Commitment of each other Bank other than BankBoston or in the event that within such thirty (30) calendar day period the Majority Banks do not approve NationsBank so acting as Agent). In the event that the Majority Banks have accepted BankBoston's offer to resign and NationsBank declines to replace BankBoston as Agent, is not eligible to replace BankBoston as Agent or is not approved by the Majority Banks as the successor Agent as provided above, BankBoston shall thereafter resign as Agent as provided in this Agreement in the event that a successor Agent from among the Banks is not selected by the Majority Banks or does not accept such appointment within fifteen (15) calendar days following receipt of notice from Agent that NationsBank has declined to replace BankBoston as Agent or a determination or vote that NationsBank is ineligible or not approved. Except with respect to the rights of NationsBank as provided above to succeed BankBoston as Agent, each Agent, as a condition to any resignation of its position as Agent shall be required to provide written notice thereof to the other Banks and provide the Majority Banks an opportunity to designate a successor Agent within thirty (30) calendar days following receipt of such notice in the same manner as provided above. Upon any change in the Agent under this Agreement, the resigning or removed Agent shall execute such assignments of and amendments to the Loan Documents as may be necessary to substitute the successor Agent for the resigning or removed Agent.

         Section 18.2. Register. The Agent shall maintain a copy of each assignment delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the Commitment Percentages of, and principal amount of the Loans owing to the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Agent a registration fee in the sum of $5,000.

         Section 18.3. New Notes. Upon its receipt of an assignment executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Banks (other than the assigning Bank). Within five Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such assignee in an amount equal to the amount assumed by such assignee pursuant to such assignment and, if the assigning Bank has retained some portion of its obligations hereunder, a new Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder, and shall cause the Guarantor to deliver to the Agent an acknowledgment in form and substance reasonably satisfactory to the Agent to the effect that the Guaranty extends to and is applicable to each new Note. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such assignment and shall otherwise be in substantially the form of the assigned Notes. The surrendered Notes shall be canceled and returned to the Borrower.

         Section 18.4. Participations. Each Bank may sell participations to one or more banks or other entities in all or a portion of such Bank's rights and obligations under this Agreement and the other Loan Documents; provided that (a) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrower, (b) such participation shall not entitle such participant to any rights or privileges under this Agreement or the Loan Documents, including, without limitation, the right to approve waivers, amendments or modifications, (c) such participant shall have no direct rights against the Borrower, any of its general partners, the Guarantor or any of their respective Subsidiaries or Investment Partnerships except the rights granted to the Banks pursuant to Section 13, (d) such sale is effected in accordance with all applicable laws, and (e) such participant shall not be a Person controlling, controlled by or under common control with, or which is not otherwise free from influence or control by, the Borrower, any of its general partners, the Guarantor or any of their respective Subsidiaries or Investment Partnerships.

         Section 18.5. Pledge by Bank. Any Bank may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Note) to any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

         Section 18.6. No Assignment by Borrower. The Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Banks.

         Section 18.7. Disclosure. The Borrower agrees that in addition to disclosures made in accordance with standard banking practices any Bank may disclose information obtained by such Bank pursuant to this Agreement to assignees or participants and potential assignees or participants hereunder.

         Section 18.8. Restrictions on Assignment. Notwithstanding anything in this Agreement to the contrary, no Bank other than BankBoston shall be permitted to assign all or any portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it, and the Notes held by it) or the other Loan Documents prior to the date that is one hundred eighty days (180) following the Closing Date without the prior written consent of BankBoston, which consent maybe withheld by BankBoston in its sole and absolute discretion. Nothing herein shall prevent the sale by a Bank of a participation pursuant to Section 18.4 of this Agreement during such period.

         Section 19.  NOTICES.

         Each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement (hereinafter in this Section 19 referred to as "Notice"), but specifically excluding to the maximum extent permitted by law any notices of the institution or commencement of foreclosure proceedings, must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested, or as expressly permitted herein, by telegraph, telecopy, telefax or telex, and addressed as follows:

         If to the Agent or any Bank, at the address set forth on the signature page for the Agent or such Bank; and

         If to the Borrower:

                          Crescent Real Estate Equities Limited Partnership 777 Main Street
                          Suite 2100
                          Fort Worth, Texas  76102
                          Attn:  Dallas E. Lucas
                          Telecopy No.:  817/878-0429
                 with a copy to:

                          Crescent Real Estate Equities Limited Partnership 777 Main Street
                          Suite 2100
                          Fort Worth, Texas  76102
                          Attn:  David M. Dean, Esq.
                          Telecopy No.:  817/878-0429

and to each other Bank which may hereafter become a party to this Agreement at such address as may be designated by such Bank. Each Notice shall be effective upon being personally delivered or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid. The time period in which a response to such Notice must be given or any action taken with respect thereto (if any), however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier, or if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit or the date of receipt as disclosed on the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address for which no notice was given shall be deemed to be receipt of the Notice sent. By giving at least fifteen (15) days prior Notice thereof, the Borrower, a Bank or Agent shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

         Section 20.  RELATIONSHIP.

         Neither the Agent nor any Bank has any fiduciary relationship with or fiduciary duty to the Borrower, the Guarantor or their respective Subsidiaries arising out of or in connection with this Agreement or the other Loan Documents or the transactions contemplated hereunder or thereunder, and the relationship between each Bank and the Borrower is solely that of a lender and borrower, and nothing contained herein or in any of the other Loan Documents shall in any manner be construed as making the parties hereto partners, joint venturers or any other relationship other than lender and borrower.

         Section 21.  GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE.

     THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND

CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN Section 19. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         Section 22.  HEADINGS.

         The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

         Section 23.  COUNTERPARTS.

         This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         Section 24.  ENTIRE AGREEMENT, ETC.

         The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in Section 27.

         Section 25.  WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS.

         EACH OF THE BORROWER, THE AGENT AND THE BANKS HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW, THE BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY BANK OR THE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH BANK OR THE AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT THE AGENT AND THE BANKS HAVE BEEN INDUCED

TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS Section 25.

         Section 26.  DEALINGS WITH THE BORROWER.

         The Banks and their affiliates may accept deposits from, extend credit to and generally engage in any kind of banking, trust or other business with the Borrower, its Subsidiaries, its Investment Partnerships or any of their affiliates regardless of the capacity of the Bank hereunder.

         Section 27.  CONSENTS, AMENDMENTS, WAIVERS, ETC.

         Except as otherwise expressly provided in this Agreement, any consent or approval required or permitted by this Agreement may be given, and any term of this Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower of any terms of this Agreement or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Majority Banks. Notwithstanding the foregoing, none of the following may occur without the written consent of each Bank: a change in the rate of interest on and the term of the Notes; except as provided in Section 18, a change in the amount of the Commitments of the Banks; a reduction or waiver of the principal of any unpaid Loan or any interest thereon; a change in the amount of any fee payable to a Bank hereunder; an extension of Maturity Date; the release of the Borrower, the Guarantor, any Subsidiary which has executed any of the Loan Documents except as otherwise provided herein; any modification to require a Bank to fund a pro rata share of a request for an advance of the Loans made by the Borrower other than based on its Commitment Percentage; a change to this Section 27; any postponement of any date fixed for any payment of principal of or interest on the Loan; any change in the manner of distribution of any payments to the Banks or Agent; a change to the provisions of Section 2.1 which provide that the Banks shall not be required to make an advance of proceeds of the Loan following a Default or Event of Default (provided that the foregoing shall not limit the ability of the Majority Banks to waive a Default or Event of Default or agree to make an advance notwithstanding such Default of Event of Default); or an amendment of the definition of Majority Banks or of any requirement for consent by all of the Banks. The amount of the Agent's fee payable for the Agent's account and the provisions of Section 14 may not be amended without the written consent of the Agent. The Borrower agrees to enter into such modifications or amendments of this Agreement or the other Loan Documents as reasonably may be requested by BankBoston in connection with the syndication by BankBoston of its Commitment, provided that no such amendment or modification materially affects or increases any of the obligations of the Borrower hereunder. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

         Section 28.  SEVERABILITY.

         The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

         Section 29.  NO UNWRITTEN AGREEMENTS.

         THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 30.  TIME OF THE ESSENCE.

         Time is of the essence with respect to each and every covenant, agreement and obligation of the Borrower under this Agreement and the other Loan Documents.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument the date first set forth above.

                                           CRESCENT REAL ESTATE EQUITIES LIMITED
                                           PARTNERSHIP, a Delaware limited
                                           partnership, by its sole general
                                           partner

                                           By:   Crescent Real Estate Equities,
                                                 Ltd., a Delaware corporation

                                                 By:
                                                    ---------------------------
                                                    Name:
                                                         ----------------------
                                                    Title:
                                                          ---------------------

                                                                [CORPORATE SEAL]


                      [Signatures continued on next page]

                                           BANKBOSTON, N.A., a national banking
                                           association, formerly known as The
                                           First National Bank of Boston,
                                           individually and as Agent


                                           By:
                                               ----------------------------
                                           Its:
                                                --------------------------


BankBoston, N.A.
115 Perimeter Center Place, N.E.
Suite 500
Atlanta, Georgia  30346
Attn:  Dan Sullivan
Facsimile: 770/390-8434

and

BankBoston, N.A.
100 Federal Street
Boston, Massachusetts  02110
Attn: Real Estate Division
Facsimile: 617/434-7108


                      [Signatures continued on next page]

                                           NATIONSBANK OF TEXAS, N.A.,
                                           individually and as Documentation
                                           Agent


                                           By:
                                               ----------------------------
                                           Its:
                                                --------------------------


NationsBank of Texas, N.A.
901 Main Street
NationsBank Plaza
51st Floor
Dallas, Texas  75202
Attn:  Real Estate Administration
Facsimile: 214/508-1571





                      [Signatures continued on next page]

                                           BANKERS TRUST COMPANY, individually
                                           and as Documentation Agent


                                           By:
                                               ----------------------------
                                           Its:
                                                --------------------------


Bankers Trust Company
130 Liberty Street
25th Floor
New York, New York  10006
Attn: Alexander B. Johnson
Facsimile: 212/669-0752





                      [Signatures continued on next page]

                                           FIRST AMERICAN BANK TEXAS, S.S.B.


                                           By:
                                               ----------------------------
                                           Its:
                                                --------------------------


First American Bank Texas, S.S.B.
14651 Dallas Parkway
Suite 400
Dallas, Texas  75240
Attn: Jeff Schultz
Facsimile: 972/419-3308





                      [Signatures continued on next page]

                                           COMERICA BANK-TEXAS


                                           By:
                                               ----------------------------
                                           Its:
                                                --------------------------


Comerica Bank-Texas
1601 Elm Street
Thanksgiving Tower, 2nd Floor
Dallas, Texas  75201
Attn:  Scott Gosslee
Facsimile: 214/979-8383





                      [Signatures continued on next page]

                                           KREDIETBANK N.V.


                                           By:
                                               ----------------------------
                                           Its:
                                                --------------------------

Kredietbank N.V.
Suite 1750
1349 West Peachtree Street
Atlanta, Georgia 30309
Attn: Mike Sawicki
Facsimile: 404/876-3212





                      [Signatures continued on next page]

                                           TEXAS COMMERCE BANK NATIONAL
                                           ASSOCIATION


                                           By:
                                               ----------------------------
                                           Its:
                                                --------------------------


Texas Commerce Bank National
  Association
2200 Ross Avenue
7th Floor
Dallas, Texas  75201
Attn:  Randy Lieberman
Facsimile: 214/965-2290

                                          THE BANK OF NOVA SCOTIA, ACTING
                                          THROUGH ITS SAN FRANCISCO AGENCY


                                           By:
                                               ----------------------------
                                           Its:
                                                --------------------------



The Bank of Nova Scotia,
Acting Through Its San Francisco Agency
500 California Street
Suite 2100
San Francisco, California  94119
Attn:  Paul Stiplosek
Facsimile:  415/397-0791


                      [Signatures continued on next page]

                                           SOCIETE GENERALE, SOUTHWEST AGENCY


                                           By:
                                               ----------------------------
                                           Its:
                                                --------------------------


Societe Generale,
Southwest Agency
2001 Ross Avenue
Suite 4900
Dallas, Texas  75201
Attn:  Jeff Etter
Facsimile: 214/979-2727





                      [Signatures continued on next page]

                                           COMMERZBANK AG, ATLANTA AGENCY


                                           By:
                                               ----------------------------
                                           Its:
                                                --------------------------


CommerzBank AG,
Atlanta Agency
1230 Peachtree Street, N.E.
Suite 3500
Atlanta, Georgia  30309
Attn  Mark Wortmann
Facsimile: 404/888-6539





                      [Signatures continued on next page]

                                           GUARANTY FEDERAL BANK, F.S.B.


                                           By:
                                               ----------------------------
                                           Its:
                                                --------------------------


Guaranty Federal Bank, F.S.B.
8333 Douglas Avenue
Dallas, Texas  75225
Attn:  Lesa Balsley
Facsimile:  214/360-8910

                                           DRESDNER BANK AG, NEW YORK AND GRAND
                                           CAYMAN BRANCHES


                                           By:
                                               ----------------------------
                                           Its:
                                                --------------------------


Dresdner Bank AG, New York and
   Grand Cayman Branches
75 Wall Street
New York, New York 10005
Attn: Michael Seton
Facsimile: 212/429-2781

                                           PACIFIC LIFE INSURANCE COMPANY


                                           By:
                                               -------------------------------
                                                Its: Assistant Vice President


                                           Attest:
                                                  ----------------------------
                                                  Its: Assistant Secretary

Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, California 92660
Attn: Marc Ley
Facsimile: 714/721-5174

                                           THE SUMITOMO BANK, LIMITED


                                           By:
                                               ----------------------------
                                           Its:
                                                --------------------------


The Sumitomo Bank, Limited
277 Park Avenue, 6th Floor
New York, New York 10172
Attn: Anthony Mugno
Facsimile: 212/224-4887

                                   EXHIBIT A

                                   FORM NOTE

$______________                                                December __, 1997


         FOR VALUE RECEIVED, the undersigned CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership, hereby promises to pay to ______________________ or order, in accordance with the terms of that certain Fourth Amended and Restated Revolving Credit Agreement dated December 19, 1997 (the "Credit Agreement"), as from time to time in effect, among the undersigned, BankBoston, N.A., for itself and as Agent, and such other Banks as may be from time to time named therein, to the extent not sooner paid, on or before the Maturity Date, the principal sum of ___________________________ DOLLARS ($___________), or such amount as may be advanced by the payee hereof under the Credit Agreement with daily interest from the date hereof, computed as provided in the Credit Agreement, on the principal amount hereof from time to time unpaid, at a rate per annum on each portion of the principal amount which shall at all times be equal to the rate of interest applicable to such portion in accordance with the Credit Agreement, and with interest on overdue principal and, to the extent permitted by applicable law, on overdue installments of interest and late charges at the rates provided in the Credit Agreement. Interest shall be payable on the dates specified in the Credit Agreement, except that all accrued interest shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

         Payments hereunder shall be made to BankBoston, N.A., as Agent for the payee hereof, 100 Federal Street, Boston, Massachusetts 02110.

         This Note is one of one or more Notes evidencing borrowings under and is entitled to the benefits and subject to the provisions of the Credit Agreement. The principal of this Note may be due and payable in whole or in part prior to the maturity date stated above and is subject to mandatory prepayment in the amounts and under the circumstances set forth in the Credit Agreement, and may be prepaid in whole or from time to time in part, all as set forth in the Credit Agreement.

         Notwithstanding anything in this Note to the contrary, all agreements between the Borrower and the Banks and the Agent, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any of the Obligations or otherwise, shall the interest contracted for, charged or received by the Banks exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Banks in excess of the maximum lawful amount, the interest payable to the Banks shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Banks shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Obligations and to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal of the Obligations, such excess shall be refunded to the Borrower. All interest paid or agreed to be paid to the Banks shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Obligations (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between the Borrower and the Banks and the Agent.

         In case an Event of Default shall occur, the entire principal amount of this Note may become or be declared due and payable in the manner and with the effect provided in said Credit Agreement.

         This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (without giving effect to the conflict of laws rules of any jurisdiction).

         The undersigned maker and all guarantors and endorsers, hereby waive presentment, demand, notice, protest, notice of intention to accelerate the indebtedness evidenced hereby, notice of acceleration of the indebtedness evidenced hereby and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided in the Credit Agreement, and assent to extensions of time of payment or forbearance or other indulgence without notice.

         This Note is a note executed in amendment and restatement in part of the "Notes" as defined in the Amended Credit Agreement.

         IN WITNESS WHEREOF the undersigned has by its duly authorized officers, executed this Note under seal as of the day and year first above written.

                                           CRESCENT REAL ESTATE EQUITIES LIMITED
                                           PARTNERSHIP, a Delaware limited
                                           partnership, by its sole general
                                           partner

                                           By:  Crescent Real Estate Equities,
                                                Ltd., a Delaware corporation


                                                By:
                                                   ----------------------------
                                                   Name:
                                                        -----------------------
                                                   Title:
                                                         ----------------------
                                                                [CORPORATE SEAL]

                                   EXHIBIT B


                            FORM OF REQUEST FOR LOAN


BankBoston, N.A.,
for itself and as Agent
115 Perimeter Center Place, N.E.
Suite 500
Atlanta, Georgia 30346
Attn:  Dan Sullivan

Ladies and Gentlemen:

         Pursuant to the provisions of Section 2.6 of the Fourth Amended and Restated Revolving Credit Agreement dated December 19, 1997, as from time to time in effect (the "Credit Agreement"), among Crescent Real Estate Equities Limited Partnership (the "Borrower"), BankBoston, N.A., for itself and as Agent, and the other Banks from time to time party thereto, the Borrower hereby requests and certifies as follows:

         1. Loan. The Borrower hereby requests a Loan under Section 2.1 of the Credit Agreement:

                 Principal Amount: $

                 Type (Eurodollar, Base Rate):

                 Drawdown Date:                , 19

                 Interest Period:

to be wire transferred to the following account:

                 -------------------------------------------

                 -------------------------------------------

                 -------------------------------------------

         2. Use of Proceeds. Such Loan shall be used for the following purposes permitted by Section 2.9 of the Credit Agreement:

                                   [Describe]

         3. No Default. The undersigned chief financial or chief accounting officer of the General Partner certifies that the Borrower is and will be in compliance with all covenants under the Loan Documents after giving effect to the making of the Loan requested hereby. Attached to this Request for Loan is a Compliance Certificate and a Guarantor's Compliance Certificate prepared using the financial statements of the Borrower and Crescent Guarantor most recently provided or required to be provided under Section 6.4 or Section 7.4 of the Credit Agreement or the Guaranty, as applicable, adjusted in the best good-faith estimate of the Borrower and Crescent Guarantor to give effect to the making of the Loan requested hereby.

         4. Representations True. Each of the representations and warranties made by or on behalf of the Borrower, the General Partner, the Guarantor and the Borrower's Subsidiaries and Investment Partnerships contained in the Credit Agreement, in the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement was true as of the date as of which it was made and shall also be true at and as of the Drawdown Date for the Loan requested hereby, with the same effect as if made at and as of such Drawdown Date (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date, such as the representations in Section 6.4) and no Default or Event of Default has occurred and is continuing.

         5. Other Conditions. All other conditions to the making of the Loan requested hereby set forth in Section 11 of the Credit Agreement have been satisfied.

         6. Drawdown Date. Except to the extent, if any, specified by notice actually received by the Agent prior to the Drawdown Date specified above, the foregoing representations and warranties shall be deemed to have been made by the Borrower on and as of such Drawdown Date.

         7. Definitions. Terms defined in the Credit Agreement are used herein with the meanings so defined.

         IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of _______________, 199___.

                                           CRESCENT REAL ESTATE EQUITIES LIMITED
                                           PARTNERSHIP, a Delaware limited
                                           partnership, by its sole general
                                           partner

                                           By:   Crescent Real Estate Equities,
                                                 Ltd., a Delaware corporation


                                                 By:
                                                    ---------------------------
                                                    Chief Financial or
                                                    Chief Accounting Officer

                                   EXHIBIT C

                                    FORM OF
                             COMPLIANCE CERTIFICATE


BankBoston, N.A.,
for itself and as Agent
115 Perimeter Center Place, N.E.
Suite 500
Atlanta, Georgia 30346
Attn:  Dan Sullivan

Ladies and Gentlemen:

         Reference is made to the Fourth Amended and Restated Revolving Credit Agreement dated December 19, 1997 (the "Credit Agreement") by and among Crescent Real Estate Equities Limited Partnership (the "Borrower"), BankBoston, N.A., for itself and as Agent, and the other Banks from time to time party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

         Pursuant to the Credit Agreement, the Borrower is furnishing to you herewith (or has most recently furnished to you) the financial statements of the Borrower and its Subsidiaries for the fiscal period ended _______________ (the "Balance Sheet Date"). Such financial statements have been prepared in accordance with generally accepted accounting principles and present fairly the financial position of the Borrower and the Subsidiaries covered thereby at the date thereof and the results of their operations for the periods covered thereby, subject in the case of interim statements only to normal year-end audit adjustments.

         This certificate is submitted in compliance with requirements of
Section 2.6(iii), Section 7.4(d), Section 7.4(f), Section 7.5(d), Section 8.1(f), Section 8.1(i), Section 8.1(k), Section 8.8, Section 10.11 or Section 11.6(b) of the Credit Agreement. IF THIS CERTIFICATE IS PROVIDED UNDER A PROVISION OTHER THAN Section 7.4(D), THE CALCULATIONS PROVIDED BELOW ARE MADE USING THE FINANCIAL STATEMENTS OF THE BORROWER AND ITS SUBSIDIARIES AS OF THE BALANCE SHEET DATE ADJUSTED IN THE BEST GOOD-FAITH ESTIMATE OF THE BORROWER TO GIVE EFFECT TO THE MAKING OF A LOAN, ACQUISITION OR DISPOSITION OF PROPERTY OR OTHER EVENT THAT OCCASIONS THE PREPARATION OF THIS CERTIFICATE; AND THE NATURE OF SUCH EVENT AND THE BORROWER'S ESTIMATE OF ITS EFFECTS ARE SET FORTH IN REASONABLE DETAIL IN AN ATTACHMENT HERETO. The undersigned officer of the General Partner is its chief financial or chief accounting officer.

         The undersigned officer has caused the provisions of the Credit Agreement to be reviewed and has no knowledge of any Default or Event of Default. (Note: If the signer does have knowledge of any Default or Event of Default, the form of certificate should be revised to specify the Default or Event of Default, the nature thereof, the actions taken, being taken or proposed to be taken by the Borrower with respect thereto in order to cure such Default or Event of Default and the time period required to cure such Default or Event of Default.]

         The Borrower is providing the following information to demonstrate compliance as of the date hereof with the following covenants:

1.       Section 7.5(d).  Transfers and Encumbrances.

         Describe sales, encumbrances, refinances and other transfers referred to in
         Section 7.5(d).

         NOTE:      Assets may not be refinanced unless
                    proceeds equal or exceed 55% of cost (40% for hotel/resort assets) (see Section 8.11)

2.       Section 8.1(i).  Recourse Indebtedness.

         A.      Amount of recourse Indebtedness
                 (other than the Loans) pursuant to Section 8.1(A)      $
                                                                        -------
                 Amount may not exceed $100,000,000.00

         B.      Amount of recourse Indebtedness
                 (other than Loans)  that are bridge loans
                 pursuant to Section 8.1(i)(B)                          $
                                                                        -------
                 Amount may not exceed $350,000,000.00

3.       Section 8.7.     Distributions.


         A.      Amount of Distributions for previous
                 4 quarters:

                          Quarter ending                        $
                                         ----------             --------------
                          Quarter ending                        $
                                         ----------             --------------
                          Quarter ending                        $
                                         ----------             --------------
                          Quarter ending                        $
                                         ----------             --------------

                 Total Distributions for previous 4 quarters            $
                                                                        -------

         B.      Funds from Operations for previous
                 4 quarters:

                   Quarter ending                        $
                                  ----------             --------------
                   Quarter ending                        $
                                  ----------             --------------
                   Quarter ending                        $
                                  ----------             --------------
                   Quarter ending                        $
                                  ----------             --------------

                 Total Funds from Operations for previous
                 4 quarters                                        $
                                                                    -------
         C.      Funds Available for Distribution for previous
                 4 quarters:

                    Quarter ending                        $
                                   ----------             --------------
                    Quarter ending                        $
                                   ----------             --------------
                    Quarter ending                        $
                                   ----------             --------------
                    Quarter ending                        $
                                   ----------             --------------

                 Total Funds Available for Distribution
                 for previous 4 quarters                           $
                                                                   -------
         D.      A is ____% of B
                 (A may not exceed 90% of B)

         E.      A is ____% of C
                 (A may not exceed 100% of C)

4.       Section 8.12(b).         Variable Rate Debt.

         A.      Total Indebtedness (excluding
                 Indebtedness described in Section 8.1(b)-(e))          $
                                                                        -------
         B.      Principal Balance of Indebtedness
                 payable with respect to a Variable Interest
                 Rate and that has a maturity date of greater
                 than 12 months                                         $
                                                                        -------

         C.      Principal Amount of Indebtedness described in
                 Item 5.B that is not hedged or capped as
                 provided in Section 8.12(b)                            $
                                                                        -------
         D.      C is ____% of A
                 (C may not exceed 30% of A)

5.       Section 8.14.    Subsidiaries.

         Describe new Subsidiaries established by Borrower and compliance with Section 8.14.

6.       Section 9.1.     Liabilities to Worth Ratio.

         (For changes to the Balance Sheet since the last statement or advance, use the attached adjustment form.)

         A.      Consolidated Total Liabilities
                 per balance sheet                                      $
                                                                        -------
         B.      Consolidated Tangible Net Worth

                 Consolidated Total Assets per
                 balance sheet                                          $
                                                                        -------

                 One-time market adjustment                             $
                                                                        -------

                 Plus real estate depreciation since date of IPO        $
                                                                        -------
                 Consolidated Total Assets after
                 one-time market adjustment and adjustment for
                 depreciation                                           $
                                                                        -------
                 Minus Consolidated Total
                 Liabilities per balance sheet                         ($      )
                                                                        -------
                 Minus aggregate book value of
                 intangible assets                                     ($      )
                                                                        -------
                 Minus asset write-up amounts,
                 if any                                                ($      )
                                                                        -------

                 Minus minority interests applicable to third parties  ($      )
                                                                        -------

                 Total                                                  $
                                                                        -------

         C.      Ratio of A to B
                                                                       --------
         Ratio of A to total of B may not exceed 1 to 1

7.       Section 9.2.     Debt Service Coverage.

         A.      Consolidated Cash Flow

                 Net Income  for 4 quarters ending __________          $
                                                                       --------
                 Plus Depreciation and amortization                    $
                                                                       --------
                 Plus Interest expense                                 $
                                                                       --------
                 Plus Extraordinary or non-recurring
                 losses                                                $
                                                                       --------
                 Minus extraordinary or non-
                 recurring gains                                      ($       )
                                                                       --------
                 Total for most recent 4 quarters                      $
                                                                       --------

         B.      Debt Service for four prior
                 quarters

                 Principal Paid                                        $
                                                                       --------
                 Interest Paid                                         $
                                                                       --------
                 Total

         C.      Ratio of A to B
                 (expressed as a percentage)                                   %
                                                                       --------
         A must equal or exceed 250% of total of B

8.       Section 9.4.  Tangible Net Worth.

         (For changes to the Balance Sheet since the last statement or advance, use attached adjustment form.)

         A.      Consolidated Tangible Net Worth
                 (from Item 7.B above)                                 $
                                                                       --------

         Consolidated Tangible Net Worth may
         not be less than $1,000,000,000.00.

9.       Section 9.5  Secured Indebtedness.

         A.      Secured Indebtedness                                  $
                                                                       --------
         B.      Consolidated Total Assets

                 Consolidated Total Assets per balance sheet           $
                                                                       --------
                 One-time market adjustment                            $
                                                                       --------
                 Plus real estate depreciation since date of IPO       $
                                                                       --------
                 Consolidated Total Assets,
                 after one-time market adjustment
                 and adjustment for real estate depreciation
                 since date of IPO                                     $
                                                                       --------
         C.      Ratio of A to B
                                                                       --------
         Ratio of A to B may not exceed 0.40 to 1

10.      Section 9.6.  Fixed Charge Coverage.

         A.      Consolidated Cash Flow for previous 4 quarters
                 (from Item 8.A above)                                 $
                                                                       --------
         B.      Fixed Charges

                 Debt Service for 4 quarters ending
                                                   $
                                                   -------------
                 Plus Non-Incremental Revenue
                 Generating Capital Expenditures   $
                                                   -------------

                 Plus/Minus Rent Adjustments       $
                                                   -------------
                 (Note:   A negative Rent Adjustment shown on the
                 Borrower's financial statements shall
                 be shown as a positive number here)

                 Total for most recent 4 quarters  $
                                                   -------------

         C.      Ratio of A to total of B (expressed as a percentage)          %
                                                                          -----
                 A must equal or exceed 200% of total of B

11.      Section 9.7.  Fixed Charge and Preferred Distribution Coverage

         A.      Consolidated Cash Flow for previous 4 quarters
                 (from Item 8.A above)                                    $
                                                                          ------
         B.      Fixed Charges for previous 4 quarters
                 (from Item 10.B above)                                   $
                                                                          ------
         C.      Preferred Distributions for previous 4 quarters          $
                                                                          ------
         C.      Ratio of A to sum of B+C
                 (expressed as a percentage)                                   %
                                                                          -----
                 A must equal or exceed 150% of the sum of B+C.

12.      Section 9.8.  Total Liabilities to Consolidated Cash Flow

         A.      Consolidated Total Liabilities per balance sheet         $
                                                                          ------
         B.      Consolidated Cash Flow
                 (from Item 8.A above adjusted to annualize assets
                 owned for partial period)                                $
                                                                          ------
         C.      Ratio of A to B
                                                                          ------
                 Such ratio shall not exceed 5 to 1

13.      Section 9.9.     Real Estate Assets.

         A.      Modified Book Asset Value of hotels/resorts
                                                                         $
                                                                         -------

         B.      Modified Book Asset Value of behavioral healthcare
                 facilities                                             $
                                                                        -------
         C.      Modified Book Asset Value of Class A Office
                 Buildings, retail properties and industrial and
                 warehouse properties                                   $
                                                                        -------
         D.      Modified Book Asset Value of non-income
                 producing land assets or
                 mortgages secured by non-income
                 producing land valued at cost                          $
                                                                        -------
         E.      Consolidated Total Asset Value after one-time
                 market adjustment and adjustment for real estate
                 depreciation since date of IPO
                 (from Item 10.B above)                                 $
                                                                        -------

                          Total                                         $
                                                                        -------


         F.      Ratio of A to E
                 (may not exceed .20 to 1)                              -------


         G.      Ratio of B to E
                 (may not exceed .15 to 1)                              -------

         H.      Ratio  of C to E
                 (may not be less than .55 to 1)                        -------

         I.      Ratio of D to E
                 (may not exceed .10 to 1)                              -------

14.      Section 9.11. CBHS.


         A.      Consolidated Cash Flow for CBHS for
                 previous 4 quarters                                    $
                                                                        -------

         B.      Rent Payments for previous 4 quarters                  $
                                                                        -------

         C.      Ratio of A to B (expressed as percentage)              $
                 (A must equal or exceed 200% of B)                     -------


         D.      Required Behavioral Healthcare Facilities Capital
                 Expenditures for previous 4 quarters                   $
                                                                        -------
         E.      Ratio of A to sum of B and D (expressed
                 as percentage)
                 (A must equal or exceed 175% of B plus D)              -------

15.      Section 9.12.    Unencumbered Operating Properties.

         A.      Asset Value of Unencumbered Operating
                 Properties (Attached Schedule of
                 Unencumbered Operating Properties and
                 Asset Value of each)                                   $
                                                                        -------

         B.      Unsecured Indebtedness of Borrower                     $
                                                                        -------
         C.      A is ___% of B
                 (A may not be less than 150% of B)


         IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of ____________, 199___.

                                        CRESCENT REAL ESTATE EQUITIES LIMITED
                                        PARTNERSHIP, a Delaware limited
                                        partnership, by its sole general partner

                                        By:   Crescent Real Estate Equities,
                                              Ltd., a Delaware corporation


                                              By:
                                                 -----------------------------
                                                 Chief Financial or
                                                 Chief Accounting Officer

                                   SCHEDULE 1

                             BANKS AND COMMITMENTS


Name and Address                                   Commitment                Commitment Percentage
----------------                                   ----------                ---------------------
BankBoston, N.A.                                      $130,000,000.00                   23.64%
100 Federal Street
Boston, Massachusetts 02110
Attn:  Real Estate Division

Eurodollar Lending Office
         same as above

Bankers Trust Company                                  $50,000,000.00                    9.09%
130 Liberty Street, 25th Floor
New York, New York  10006
Attn:  David Genovese

Eurodollar Lending Office
         same as above

Guaranty Federal Bank, F.S.B.                         $42,500,000.00                     7.73%
8333 Douglas Avenue
Dallas, Texas 75225
Attn: Lesa B. Balsley

Eurodollar Lending Office
         same as above

NationsBank of Texas, N.A.                             $50,000,000.00                    9.09%
901 Main Street
NationsBank Plaza
51st Floor
Dallas, Texas  75202
Attn:  Real Estate Administration

Eurodollar Lending Office
         same as above

Comerica Bank-Texas                                    $30,000,000.00                    5.45%
1601 Elm Street
Thanksgiving Tower, 2nd Floor
Dallas, Texas  75201
Attn:  Scott Gosslee

Eurodollar Lending Office
         same as above

Societe Generale, Southwest Agency                     $40,000,000.00                    7.27%
2001 Ross Avenue
Suite 4900
Dallas, Texas 75201
Attn: Jeff Etter

Eurodollar Lending Office
         same as above

The Bank of Nova Scotia acting through its             $40,000,000.00                    7.27%
         San Francisco Agency
600 Peachtree Street, N.E.
Suite 2700
Atlanta, Georgia 30308
Attn: M. Velker

Eurodollar Lending Office
        same as above

Texas Commerce Bank National                           $25,000,000.00                    4.55%
         Association
2200 Ross Avenue
7th Floor
Dallas, Texas  75201
Attn:  Randy Lieberman

Eurodollar Lending Office
         same as above

Commerzbank AG, Atlanta Agency                         $22,500,000.00                    4.09%
1230 Peachtree Street, N.E.
Atlanta, Georgia 30309
Attn: Mark Wortman

Eurodollar Lending Office
         same as above

First American Bank Texas, S.S.B.                      $10,000,000.00                    1.82%
14651 Dallas Parkway
Suite 400
Dallas, Texas  75240
Attn: Jeff Schultz

Eurodollar Lending Office
         same as above

Kredietbank N.V.                                       $30,000,000.00                    5.45%
2 Midtown Plaza
Suite 1750
1349 West Peachtree Street
Atlanta, Georgia 30309
Attn:  Mike Sawicki

Eurodollar Lending Office
         same as above

Dresdner Bank AG, New York and                        $35,000,000.00                     6.36%
         Grand Cayman Branches
75 Wall Street
New York, New York 10005
Attn: Michael Seton

Eurodollar Lending Office
         same as above

Pacific  Life Insurance Company                       $30,000,000.00                     5.45%
700 Newport Center Drive
Newport Beach, California 92660
Attn:  Marc Ley

Eurodollar Lending Office
         same as above

The Sumitomo Bank, Limited                            $15,000,000.00                     2.73%
277 Park Ave., 6th Floor
New York, New York 10172
Attn: Anthony Mugno

Eurodollar Lending Office
         same as above
                                                      ---------------                    -----
                                                      $550,000,000.00                    100.0%


Percentages may not equal 100% due to rounding.

                                  SCHEDULE 6.3


                              TITLE TO PROPERTIES


                             NO CHANGES TO REFLECT

                                  SCHEDULE 6.7


                                   LITIGATION

                                SCHEDULE 6.18(a)


                          SUBSIDIARIES OF THE BORROWER

                                SCHEDULE 6.18(b)


                    INVESTMENT PARTNERSHIPS OF THE BORROWER

                                SCHEDULE 8.1(h)


                             EXISTING INDEBTEDNESS